AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2025, 2024 and 2023

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

YEARS ENDED DECEMBER 31, 2025, 2024 and 2023

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company of New York

Opinion

We have audited the statutory-basis financial statements of John Hancock Life Insurance Company of New York (the Company), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2025, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP
Boston, Massachusetts
April 8, 2026

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2025	2024
(in millions)
Admitted assets
Cash and invested assets:
Bonds	$6,363	$6,284
Stocks:
Preferred stocks	—	15
Common stocks	24	26
Mortgage loans on real estate	517	546
Real estate:
Investment properties	103	163
Cash, cash equivalents and short-term investments	803	28
Policy loans	234	217
Derivatives	329	353
Receivable for collateral on derivatives	9	7
Receivable for securities	—	1
Other invested assets	509	629

Total cash and invested assets	8,891	8,269
Investment income due and accrued	78	81
Premiums due	4	5
Amounts recoverable from reinsurers	29	33
Funds held by or deposited with reinsured companies	649	678
Net deferred tax asset	90	94
Other reinsurance receivable	18	21
Amounts due from affiliates	45	469
Other assets	5	15
Assets held in separate accounts	8,677	8,460

Total admitted assets	$18,486	$18,125

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS BALANCE SHEETS

	December 31,
	2025	2024
(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$6,549	$6,426
Policyholders’ and beneficiaries’ funds	183	190
Dividends payable to policyholders	14	13
Policy benefits in process of payment	29	24
Other amount payable on reinsurance	53	50
Other policy obligations	1	1

Total policy and contract obligations	6,829	6,704
Payable to parent and affiliates	124	12
Transfers to (from) separate account due or accrued, net	(9)	(12)
Asset valuation reserve	82	89
Reinsurance in unauthorized companies	18	91
Funds withheld from unauthorized reinsurers	261	284
Interest maintenance reserve	481	507
Current federal income taxes payable	5	31
Derivatives	235	250
Payables for collateral on derivatives	50	66
Payables for securities	—	16
Other general account obligations	187	70
Obligations related to separate accounts	8,677	8,460

Total liabilities	16,940	16,568
Capital and surplus:
Common stock (par value $1; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2025 and 2024)	2	2
Other than special surplus funds	63	—
Paid-in surplus	913	913
Unassigned surplus	568	642

Total capital and surplus	1,546	1,557

Total liabilities and capital and surplus	$18,486	$18,125

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2025	2024	2023
(in millions)
Premiums and other revenues:
Life and annuity premiums, net	$877	$907	$919
Consideration for supplementary contracts with life contingencies	5	16	16
Net investment income	351	358	332
Amortization of interest maintenance reserve	23	22	21
Commissions and expense allowance on reinsurance ceded	25	27	28
Reserve adjustment on reinsurance ceded	(142)	(146)	(116)
Separate account administrative and contract fees	100	98	94
Other revenue	21	24	29

Total premiums and other revenues	1,260	1,306	1,323
Benefits paid or provided:
Death, surrender and other contract benefits, net	1,788	1,359	1,357
Annuity benefits	106	96	94
Disability benefits	1	2	2
Interest and adjustments on policy or deposit-type funds	5	5	2
Payments on supplementary contracts with life contingencies	10	9	7
Increase (decrease) in life and annuity reserves	125	(110)	(64)

Total benefits paid or provided	2,035	1,361	1,398
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	48	49	49
General expenses	39	35	39
Insurance taxes, licenses and fees	10	12	12
Net transfers to (from) separate accounts	(922)	(537)	(426)
Investment income ceded	42	32	50
Other (income) deductions	(77)	(67)	(102)

Total insurance expenses and other deductions	(860)	(476)	(378)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	85	421	303
Dividends to policyholders	15	15	14

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	70	406	289
Federal income tax expense (benefit)	2	11	(32)

Income (loss) from operations before net realized capital gains (losses)	68	395	321
Net realized capital gains (losses)	(2)	(94)	(22)

Net income (loss)	$66	$301	$299

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Common Stock	Other than special surplus funds	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)
Balances at January 1, 2023	$2		$913	$306	1,221
Net income (loss)				299	299
Change in net unrealized capital gains (losses)				(40)	(40)
Change in net deferred income tax				(38)	(38)
Decrease (increase) in non-admitted assets				(3)	(3)
Change in liability for reinsurance in unauthorized companies				70	70
Decrease (increase) in asset valuation reserves				8	8
Dividend paid to Parent				(100)	(100)
Change in surplus as a result of reinsurance				(6)	(6)
Other adjustments, net				—	—

Balances at December 31, 2023	2		913	496	$1,411
Net income (loss)				301	301
Change in net unrealized capital gains (losses)				(71)	(71)
Change in net deferred income tax				(14)	(14)
Decrease (increase) in non-admitted assets				(3)	(3)
Change in liability for reinsurance in unauthorized companies				(51)	(51)
Decrease (increase) in asset valuation reserves				90	90
Dividend paid to Parent				(100)	(100)
Change in surplus as a result of reinsurance				(6)	(6)

Balances at December 31, 2024	2		913	642	1,557
Net income (loss)				66	66
Change in net unrealized capital gains (losses)				(39)	(39)
Change in net deferred income tax				(11)	(11)
Decrease (increase) in non-admitted assets				(2)	(2)
Change in liability for reinsurance in unauthorized companies				73	73
Decrease (increase) in asset valuation reserves				7	7
Other than special surplus funds		63		(63)
Dividend paid to Parent				(100)	(100)
Change in surplus as a result of reinsurance				(5)	(5)

Balances at December 31, 2025	$2	$63	$913	$568	$1,546

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATUTORY-BASIS STATEMENTS OF CASH FLOW

	Years Ended December 31,
	2025	2024	2023
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$883	$922	$936
Net investment income received	358	360	330
Separate account fees	100	98	94
Commissions and expenses allowance on reinsurance ceded	20	21	22
Miscellaneous income	50	50	43
Benefits and losses paid	(2,043)	(1,621)	(1,595)
Net transfers from (to) separate accounts	925	539	428
Commissions and expenses (paid) recovered	(60)	(56)	(14)
Dividends paid to policyholders	(14)	(12)	(9)
Federal and foreign income and capital gain taxes (paid) recovered	(36)	(9)	(15)

Net cash provided by operating activities	183	292	220
Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	605	270	482
Stocks	—	52	10
Mortgage loans on real estate	47	71	56
Real estate	62	—	—
Other invested assets	119	93	73
Derivatives	—	—	11

Total investment proceeds	833	486	632
Cost of investments acquired:
Bonds	685	441	436
Stocks	—	4	24
Mortgage loans on real estate	19	32	21
Real estate	7	10	10
Other invested assets	12	20	50
Derivatives	1	—	—

Total cost of investments acquired	724	507	541
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(33)	11	(48)
Net (increase) decrease in policy loans	(17)	(23)	(56)

Net cash provided by (used in) investment activities	59	(33)	(13)
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts	(7)	(7)	(12)
Repurchase Agreements	(16)	(16)	(31)
Dividend paid to parent	(100)	(100)	(100)
Other cash provided (applied)	656	(162)	(83)

Net cash provided by (used in) financing and miscellaneous activities	533	(285)	(226)
Net increase (decrease) in cash, cash equivalents and short-term investments	775	(26)	(19)
Cash, cash equivalents and short-term investments at beginning of year	28	54	73

Cash, cash equivalents and short-term investments at end of year	$803	$28	$54

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company of New York (the “Company”) is a life insurance company organized on February 10, 1992 under the laws of the State of New York. The New York State Department of Financial Services (the “Insurance Department”) granted the Company a license to operate on July 22, 1992. The Company is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of financial protection and wealth management products and services to both individual and institutional customers. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, and financial planners. The Company also offers a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Under a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker dealer and wholly-owned subsidiary of JHUSA, acts as the principal underwriter of variable life contracts and other products issued by the Company.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual(“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of New York. The New York Superintendent of the Insurance Department (the “Superintendent”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Under revised NAIC guidance, bonds are classified as either issuer credit obligations or asset-backed securities. Residual or first-loss interests without substantive credit enhancement are excluded from bond status and reported under Statement of Statutory Accounting Principles (“SSAP”) No. 21R - Other Invested Assets.

Perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than asset-backed securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered other-than-temporary when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Asset-backed securities (e.g., collateralized mortgage obligations) are adjusted for changes in prepayment assumptions on the related accretion of discounts or amortization of premiums using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and those with NAIC designations of 3-6, which are valued using the prospective method. If a decline in fair value is determined to be other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Non-insurance subsidiaries, with significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, with no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first-in, first-out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate held for the production of income is reported at depreciated cost, net of related obligations. Real estate the Company intends to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet hedge accounting criteria are accounted for consistently with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments entered into for other hedging purposes, known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) carried based on the underlying audited GAAP equity, except for affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, generally on a three-month lag.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. Interest rate swaps and swaptions supporting our Variable Annuities dynamic hedging program are not in an accounting hedge relationship and any realized capital gains (losses) on these sold interest rate swaps and swaptions are not deferred to IMR. Net Negative (Disallowed) IMR limitation is determined by an NAIC prescribed formula with nonadmitted changes reflected directly in special surplus funds. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2025, 2024 and 2023, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally deferred income taxes, the Company’s investment in John Hancock Variable Trust Advisers LLC (“JHVTA”) (formerly John Hancock Investment Management Services, LLC), an affiliated company, other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as admitted assets within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Reserves: Reserves for life, annuity, and deposit-type contracts are developed by actuarial methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Superintendent of Financial Services.

•	At December 31, 2025 and 2024, the Company held reserves of $475 million and $400 million, respectively, as a result of asset adequacy testing (“AAT”).

•	Reserves for most individual life insurance policies, written prior to 2021, are determined based on prescribed interest rates, mortality tables and valuation methods.

•

Reserves for individual life insurance policies, written since January 1, 2021, and as well as certain term policies written prior to that date, and reserves for all variable annuities are determined using principle-base reserve (“PBR”) methods and assumptions as defined in NY Insurance Regulation 213 (“Reg 213”).

•	Reserves for other annuity and supplementary contracts with life contingency, are determined based on prescribed interest rates, mortality tables and valuation methods.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2025 and 2024.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with NY DFS Reg 213 §103.6.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Funds held by or deposited with reinsured companies: Under certain reinsurance agreements, the Company allows the ceding insurer to retain funds that would otherwise be remitted to the Company. These arrangements are designed to secure the ceding company’s obligations. Interest accrues on the funds held by or deposited with reinsurer at rates specified in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements Operations. The Company assesses the creditworthiness of ceding insurers and monitors the collectability of these assets, establishing guidance based on admissibility for uncollectible amounts when necessary.

Funds held under coinsurance: Under certain reinsurance agreements, the Company retains funds that would otherwise be remitted to the reinsurer. These arrangements allow the Company to secure obligations due from the reinsurer. Interest accrues on the funds held under coinsurance in the reinsurance contracts and is recognized as Other (income) deductions in the Company’s Statements of Operations. The Company evaluates the creditworthiness of reinsurers and assesses the collectability of any associated receivables, establishing guidance based on admissibility for uncollectible amounts when necessary.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of New York to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which were ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to other than special surplus funds and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of the effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business which is assumed from JHUSA, represented approximately 11% and 13% of the Company’s aggregate reserve for group fixed annuity and life contracts at December 31, 2025 and 2024, respectively. The amount of policyholders’ dividends to be paid is approved annually by JHUSA’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less. Cash flows associated with derivative instruments are presented in the statement of cash flows based on the nature of the related activity. Cash flows related to derivative purchases, sales, settlements, and changes in derivative-related collateral or other balances are presented within investing activities, consistent with the Company’s statement of cash flow presentation. Related gains and losses are reflected in net investment income or net realized/unrealized capital gains (losses), as applicable, based on the derivative’s designation and accounting treatment.

Premiums and Benefits: Premiums for whole life, term life, universal life, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Premium deficiency reserves: The Company does not utilize anticipated investment income as a factor in its premium deficiency calculation. The Company did not record a premium deficiency reserve for the years ended December 31, 2025 and 2024.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed based on past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances in GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported in income unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) under U.S. GAAP, long duration targeted improvements (“LDTI”) applies, with liabilities measured using current best-estimate cash flow assumptions and updated discount rates, with certain changes recognized through OCI. Under NAIC SAP, reserving follows SSAP No. 54R and the Valuation Manual, including prescribed disabled-life, active-life and incurred but not reported (“IBNR”) methodologies where applicable; (j) reserves ceded under reinsurance contracts, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) under the Current Expected Credit Loss (“CECL”) model, expected credit losses for financial assets, including mortgage loans, real estate, policy loans, and receivables, are estimated over the life of the assets and reported in income, requiring consideration of historical experience, current conditions, and reasonable forecasts; (m) for held-to-maturity bonds, the entire expected credit loss is recognized through earnings and the allowance for credit losses (“ACL”), while available for sale bonds, credit losses are recognized through earnings and ACL, limited to the difference between the bond’s amortized cost and its fair value, with non-credit losses reflected in other comprehensive income; (n) surplus notes would be reported as liabilities; (o) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (p) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred under NAIC SAP and would generally be capitalized under U.S. GAAP and amortized on a constant-level basis over the expected term of the related contracts; (q) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income; (r) lease liabilities would be recognized for future cash flows of leases, with offsetting right-of-use assets; and (s) effective January 1, 2025, the NAIC’s principles-based bond definition applies only under SAP, requiring classification as issuer credit obligations or asset-backed securities and excluding residual interests from bond treatment, whereas GAAP does not impose these requirements.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Permitted or Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of New York’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of New York. The Superintendent has the authority to prescribe or permit other specific practices that deviate from prescribed practices. As of December 31, 2025 and 2024, the Superintendent had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

On August 11, 2025, the NAIC adopted clarifications to Statement of Statutory Accounting Principles (“SSAP”) No. 61R and Appendix A-791 requiring that risk transfer for combination reinsurance contracts with interdependent features (e.g., coinsurance paired with yearly renewable term) be assessed on a combined basis rather than separately by component. This clarification was intended to prevent structures that achieve favorable accounting treatment without transferring sufficient risk. The clarification is effective immediately for new or newly amended contracts, with a transition period for existing contracts through December 31, 2026. The Company did not enter into any material new or newly amended reinsurance contracts during the period that are subject to this clarified guidance. For existing contracts, the Company is continuing to evaluate the impact of this clarification during the transition period. Based on the Company’s evaluation to date, this clarification did not have a material impact on the Company’s financial position or results of operations.

Effective January 1, 2025, the Company implemented amendments to SSAP No. 26R - Bonds, and SSAP No. 43R – Loan-Backed and Structured Securities, and related revisions to SSAP No. 21R - Other Invested Assets as part of its multi-year principles-based bond definition (“PBBD”) project.. This project was initiated to address inconsistencies in bond classification and improve transparency in statutory reporting. PBBD does not permit grandfathering; securities that do not meet the revised definition must be reclassified. The Company completed a portfolio wide reassessment of all fixed income investments held at January 1, 2025 for compliance. Debt securities qualifying as bonds are classified as either issuer credit obligations (“ICO”) or asset backed securities (“ABS”) based on economic substance. Residual or first loss interests that do not have substantive credit enhancement are excluded from bond status and reported under SSAP No. 21R. As a result of adopting this guidance, certain investment classifications and related disclosures were updated, as further described in Note 5 – Investments. The adoption of this guidance did not have a material impact on the Company’s financial position or results of operations.

On August 13, 2023, the NAIC adopted INT 23-01T — Net Negative (Disallowed) Interest Maintenance Reserve (“IMR”) in response to market volatility and its impact on statutory surplus. INT 23-01T provides optional, limited-term guidance allowing insurers to admit up to 10% of adjusted general account capital and surplus as negative IMR, subject to RBC thresholds and other conditions. Adjusted capital excludes “soft assets” such as goodwill, electronic data processing equipment, net deferred tax assets, and admitted negative IMR. Negative IMR may be admitted first in the general account and then, if the percentage limit is not reached, to separate accounts proportionately between insulated and non-insulated accounts. If the insurer can demonstrate historical practice in which derivative gains were reversed to IMR and amortized, there is no exclusion for derivative losses. INT 23-01T was adopted by the Company in August 2023 and its effective period was extended on August 11, 2025, through December 31, 2026. The adoption of this guidance had no impact based on the position of the Company’s investments as of December 31, 2025 and 2024.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Future Adoption of New Accounting Standards

In December 2025, the NAIC adopted revisions relating to private placement securities, debt security and residual interest disclosures. The revisions are effective December 31, 2026. The private placement securities revisions add investment schedule reporting and related aggregate disclosures by type of public and private security. The debt security and residual interest revisions clarify the location, frequency, and consistency of certain debt security disclosures and add disclosure requirements for residual interests, including the reporting entity’s measurement method and transition information, if applicable. The Company is evaluating the effect of these adopted changes on its statutory financial statements. Based on the Company’s current assessment, these revisions are expected to affect statutory reporting presentation and disclosures and are not currently expected to have a material effect on recognition or measurement.

The Company is also monitoring the broader NAIC project on interest maintenance reserve (“IMR”). In August 2025, SAPWG directed NAIC staff to proceed with the exposed IMR definition, subject to minor modifications, and to continue the longer-term SSAP No. 7 project on the basis that hypothetical IMR would be eliminated in the forthcoming issue paper and related revisions to SSAP No. 7. As a result, the key policy direction of the project including the proposed IMR definition and the removal of hypothetical IMR had been established at the SAPWG level, but those concepts had not yet been finalized in adopted SSAP No. 7 guidance as of December 31, 2025. The Company will continue to monitor future NAIC action and assess the effect of any final guidance on its statutory financial statements.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2025, 2024 and 2023.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

5. Investments

Bonds

Beginning in 2025, bond disclosures are presented consistent with the revised Annual Statement reporting framework that separates ICO from ABS. For ABS, we evaluate substantive credit enhancement and, where applicable, the criteria for non-financial ABS cash flows. Consistent with 2025 Annual Statement Instructions, related schedule attributes (e.g., payment due at maturity, current over collateralization percentage, investment characteristics such as IO/PO/PIK/deferred interest, and aggregate deferred interest) are captured in our investment records and Annual Statement schedules.

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2025:
Issuer Credit Obligations
U.S. government obligations	$2,852	$1	$(1,026)	$1,827
Other U.S. government obligations	86	—	(5)	81
Non-U.S. sovereign jurisdiction securities	34	13	—	47
Municipal bonds - general obligations	28	—	(2)	26
Municipal bonds - special revenue	96	—	(18)	78
Project finance bonds issued by operating entities	75	1	(3)	73
Corporate bonds	2,937	29	(366)	2,600
Single entity backed obligations	22	—	(2)	20
Bank loans	11	—	(2)	9
Other issuer credit obligations	12	—	—	12

Total issuer credit obligations	$6,153	$44	$(1,424)	$4,773
Asset-Backed Securities
Asset-backed securities	210	2	(17)	195

Total Bonds	$6,363	$46	$(1,441)	$4,968

December 31, 2024:
U.S. government and agencies	$3,022	$1	$(1,046)	$1,977
States and political subdivisions	143	—	(28)	115
Foreign governments	42	13	(3)	52
Corporate bonds	2,818	11	(421)	2,408
Mortgage-backed and asset-backed securities	259	1	(24)	236
Total bonds	$6,284	$26	$(1,522)	$4,788

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2025, by contractual maturity, is as follows:

	Carrying Value	Fair Value
(in millions)
Due in one year or less	$88	$88
Due after one year through five years	715	707
Due after five years through ten years	672	672
Due after ten years	4,656	3,286
Single entity backed and asset-backed securities	232	215

Total	$6,363	$4,968

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2025	2024
(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$1	$8
Bonds and cash pledged in support of exchange-traded futures	13	6
Bonds and cash pledged in support of cleared interest rate swaps	41	40

Total fair value	$55	$54

At carrying value:
Bonds on deposit with government authorities	$—	$—
Bonds held in trust	—	—
Pledged collateral under reinsurance agreements	—	—

Total carrying value	$—	$—

At December 31, 2025 and 2024, the Company held below investment grade corporate bonds of $59 million and $81 million, with an aggregate fair value of $42 million and $62 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For asset-backed securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

At December 31, 2025 and 2024, the Company had no Other-Than-Temporary Impairments (OTTI) for asset-backed securities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
(in millions)
December 31, 2025:
U.S. government obligations	$20	$(1)	$1,753	$(1,030)	$1,773	$(1,031)
Municipal bonds	—	—	81	(20)	81	(20)
Non-U.S. sovereign jurisdictions	—	—	—	—	—	—
Corporate bonds and other	105	(1)	1,600	(370)	1,705	(371)
Single entity backed and asset-backed securities	—	—	131	(19)	131	(19)

Total	$125	$(2)	$3,565	$(1,439)	$3,690	$(1,441)

	Less than 12 months		12 months or more		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
(in millions)
December 31, 2024:
U.S. government and agencies	$193	$(7)	$1,778	$(1,039)	$1,971	$(1,046)
States and political subdivisions	17	(1)	96	(27)	113	(28)
Foreign governments	1	—	6	(3)	7	(3)
Corporate bonds	470	(13)	1,574	(408)	2,044	(421)
Mortgage-backed and asset-backed securities	29	(1)	148	(23)	177	(24)

Total	$710	$(22)	$3,602	$(1,500)	$4,312	$(1,522)

At December 31, 2025 and 2024, there were 499 and 635 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $419 million and $417 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2025	2024	2023
(in millions)
Proceeds	$256	$172	$492
Realized gross gains	2	2	1
Realized gross losses	(5)	(4)	(10)

For the years ended December 31, 2025 and 2024, realized capital losses include $1 million and $0 million related to bonds that had experienced an other-than-temporary decline in value and were comprised of 1 and 0 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2025 and 2024.

Affiliate Transactions

In 2025, the Company acquired at fair value, certain bonds from an affiliate, John Hancock Reassurance Company Ltd. (“JHRECO”), for $238 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”), for $30 million.

In 2024, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $46 million.

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follows:

		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
(in millions)
December 31, 2025:
Preferred stocks:
Nonaffiliated	$1	$—	$(1)	$—
Common stocks:
Nonaffiliated	25	—	(1)	24

Total stocks	$26	$—	$(2)	$24

		Gross	Gross
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value
(in millions)
December 31, 2024:
Preferred stocks:
Nonaffiliated	$8	$7	$—	$15
Common stocks:
Nonaffiliated	32	—	(6)	26

Total stocks	$40	$7	$(6)	$41

At December 31, 2025 and 2024, there were 5 and 4 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $1 million and $6 million at December 31, 2025 and 2024, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2025, 2024 and 2023, realized capital losses include $14 million, $0 million, and $0 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 1, 0, and 0 securities, respectively.

Mortgage Loans on Real Estate

At December 31, 2025 and 2024, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2025:

Property Type	Carrying Value
(in millions)
Apartments	$220
Industrial	79
Office buildings	91
Retail	70
Agricultural	—
Agribusiness	—
Mixed use	—
Other	61
Allowance	(4)

Total mortgage loans on real estate	$517

Geographic Concentration	Carrying Value
(in millions)
East North Central	$21
East South Central	7
Middle Atlantic	125
Mountain	9
New England	18
Pacific	230
South Atlantic	51
West North Central	19
West South Central	41
Canada / Other	—
Allowance	(4)

Total mortgage loans on real estate	$517

December 31, 2024:

Property Type	Carrying Value
(in millions)
Apartments	$228
Industrial	80
Office buildings	92
Retail	92
Agricultural	—
Agribusiness	—
Mixed use	—
Other	58
Allowance	(4)

Total mortgage loans on real estate	$546

Geographic Concentration	Carrying Value
(in millions)
East North Central	$24
East South Central	8
Middle Atlantic	130
Mountain	10
New England	19
Pacific	237
South Atlantic	47
West North Central	34
West South Central	41
Canada / Other	—
Allowance	(4)

Total mortgage loans on real estate	$546

At December 31, 2025, the aggregate mortgages outstanding to any one borrower do not exceed $22 million.

During 2025, the respective maximum and minimum lending rates for mortgage loans issued were 6.51% and 5.50% for commercial loans. The Company issued no agricultural loans during 2025 or 2024. The Company issued no purchase money mortgages in 2025 or 2024. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75.00%. The average recorded investment in impaired loans was $10 million and $6 million at December 31, 2025 and 2024, respectively. The Company recognized $0 million, $0 million, and $0 million of interest income during the period the loans were impaired for the years ended December 31, 2025, 2024 and 2023, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total
(in millions)
December 31, 2025
Recorded Investment
a. Current	$5	$—	$515	$—	$520
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	—	—	—
Accruing Interest 180 + Days Past Due
b. Recorded Investment	—	—	—	1	1
December 31, 2024
Recorded Investment
a. Current	$—	$—	$549	$—	$549
30 - 59 Days Past Due	—	—	—	—	—
60 - 89 Days Past Due	—	—	—	—	—
90 - 179 Days Past Due	—	—	—	—	—
180 + Days Past Due	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
b. Recorded Investment	—	—	—	1	1

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2025 and 2024. The Company was not a participant or co-lender in a mortgage loan agreement in 2025 and 2024.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2025	2024
(in millions)
AAA	$—	$—
AA	218	216
A	167	198
BBB	116	117
BB	10	9
B and lower and unrated	6	6

Total	$517	$546

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2025	2024
(in millions)
Properties occupied by the company	$—	$—
Properties held for the production of income	137	135
Properties held for sale	—	59
Less accumulated depreciation	(34)	(31)

Total	$103	$163

At December 31,2024, the Company had one commercial office real estate property held for sale. The Company owns 94% of the commercial real estate held for sale investment and JHLH owns the remaining 6%. Properties that the Company has the intent to sell are reported at the lower of depreciated cost or fair value, net of related obligations. The Company sold the real estate property in December 2025.

The Company recorded $0 million, $88 million, and $0 million of impairments on real estate investments during the years ended December 31, 2025, 2024 and 2023, respectively. The Company has a process in place to identify real estate properties that could potentially have an impairment. The process involves comparing market values to the book value on a quarterly basis, monitors for market value deficiency and applies an undiscounted cash flow test to those properties with market value deficiencies. Impairment losses are recognized in Net realized capital gains (losses) on the Summary of Operations.

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2025 and 2024.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $0 million, $0 million, and $0 million of impairments on partnerships and LLCs in 2025, 2024, and 2023, respectively. Any impairment is based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of another invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

The Company had no exposure to the subprime mortgage related risk at December 31, 2025 and 2024.

At December 31, 2025 and 2024, the Company had an aggregate restricted assets admitted value of $105 million, representing 0.57% of total assets and 0.57% of admitted assets and $152 million, representing 0.84% of total assets and 0.84% of admitted assets, respectively. Refer to the Balance Sheet - Payables for collateral on derivatives and Investments Note – Pledged as Collateral and Repurchase Agreements for further details.

The Company enters into bilateral repurchase agreements for operational funding and to meet short-term liquidity funding requirements. The carrying value of the transferred assets and obligations related to their repurchase, which approximate fair value, are $0 million and $16 million as of December 31, 2025 and 2024, respectively. Securities transferred under the repurchase agreement are classified as NAIC 1 bonds and cash collateral was received. The Company has established a liability to return collateral received as part of the transaction

The Company enters into bilateral reverse repurchase agreements to meet short-term funding requirements and to generate interest income. As of December 31, 2025 and 2024, the Company had $0 million and $16 million of reverse repurchase agreements which are recorded as cash equivalents. The Company has a recognized receivable to return collateral as part of reverse repurchase agreement transaction.

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	Years Ended December 31,
	2025	2024	2023
(in millions)
Income:
Bonds	$204	$191	$191
Preferred stocks	—	—	—
Common stocks	1	2	—
Mortgage loans on real estate	22	25	24
Real estate	33	35	33
Policy loans	12	11	10
Cash, cash equivalents and short-term investments	23	23	16
Other invested assets	89	106	90
Derivatives	13	15	16
Other income	(2)	(2)	(4)

Total investment income	395	406	376
Expenses
Investment expenses	(36)	(38)	(35)
Investment taxes, licenses and fees, excluding federal income taxes	(4)	(4)	(4)
Investment interest expense	—	—	—
Depreciation on real estate and other invested assets	(4)	(6)	(5)

Total investment expenses	(44)	(48)	(44)

Net investment income	$351	$358	$332

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other invested assets above represent income earned from the Company’s investment in JHVTA.

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	Years Ended
	December 31,
	2025	2024	2023
(in millions)
Realized capital gains (losses)	$1	$(72)	$9
Less amount transferred to the IMR (net of related tax benefit (expense) of $1 in 2025, $0 in 2024, and $2 in 2023	(4)	(1)	(7)

Realized capital gains (losses) before tax	5	(71)	16
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	7	23	38

Net realized capital gains (losses)	$(2)	$(94)	$(22)

Net Negative (Disallowed) IMR

At December 31, 2025 and 2024, the Company had no net negative (disallowed) IMR balance.

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps and futures agreements to manage current and anticipated exposures to changes in interest rates and equity market prices.

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements and cleared interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company uses interest rate swap agreements in effective fair value hedge accounting relationships. For its fair value hedging relationships, the Company uses interest rate swap agreements to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships and other hedging relationships:

		December 31, 2025
				Carrying
		Notional	Carrying	Value	Fair Value	Fair Value
(in millions)		Amount	Value Assets	Liabilities	Assets	Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$142	$1	$—	$29	$—
Cash flow hedges	Interest rate swaps	—	—	—	—	—

Total Derivatives in Effective Hedge Accounting Relationships		$142	$1	$—	$29	$—

Other Hedging Relationships
	Interest rate swaps	$6,482	$325	$235	$325	$235
	Interest rate futures	24	—	—	—	—
	Equity index options	138	3	—	3	—
	Equity index futures	64	—	—	—	—
	Forwards	—	—	—	—	—

Total Derivatives in Other Hedging Relationships		$6,708	$328	$235	$328	$235

Total Derivatives		$6,850	$329	$235	$357	$235

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2024
				Carrying
		Notional	Carrying	Value	Fair Value	Fair Value
(in millions)		Amount	Value Assets	Liabilities	Assets	Liabilities
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$142	$1	$—	$30	$—
Cash flow hedges	Interest rate swaps	—	—	—	—	—

Total Derivatives in Effective Hedge Accounting Relationships		$142	$1	$—	$30	$—

Other Hedging Relationships
	Interest rate swaps	$6,422	$349	$249	$349	$249
	Interest rate futures	28	—	—	—	—
	Equity index options	259	3	1	3	1
	Equity index futures	47	—	—	—	—
	Forwards	—	—	—	—	—

Total Derivatives in Other Hedging Relationships		$6,756	$352	$250	$352	$250

Total Derivatives		$6,898	$353	$250	$382	$250

Hedging Relationships

The Company does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2025, 2024 and 2023, the Company recorded net unrealized gains/(losses) of $0 million, $0 million, and $0 million, respectively related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

Derivatives Not Designated as Hedging Instruments (Economic Hedges). The Company enters into interest rate swap agreements and interest rate futures contracts to manage exposure to interest rates and equity index options to manage equity risk without designating the derivatives as hedging instruments.

The Company has certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and retirement plan services (“RPS”) –Guaranteed Income for Life (“GIFL”) benefit. These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB, GMDB, GMIB and RPS GIFL guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Standard & Poor’s 500 (“S&P”), Russell 2000, and MSCI EAFE indices), and U.S. Treasury futures to match the sensitivities of the GMWB, GMDB, GMIB and RPS GIFL liabilities to the market risk factors.

The Company deferred net realized gains (losses) of $0 million , $0 million, and $0 million (including $0 million, $0 million, and $0 million of gains (losses) for derivatives in other hedging relationships) related to interest rates for the years ended December 31, 2025, 2024 and 2023, respectively. Deferred net realized gains (losses) are reported in the IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2025, 2024 and 2023 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2025	2024	2023
(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(10)	$(30)	$(33)
Interest rate futures	—	2	(1)
Equity index options	1	—	5
Equity index futures	(2)	3	(3)
Forwards	—	1	(2)

Total net unrealized capital gain (loss)	$(11)	$(24)	$(34)

Net realized capital gain (loss):
Interest rate swaps	$—	$—	$21
Interest rate futures	—	—	2
Equity index options	7	5	1
Equity index futures	(7)	(10)	(9)
Forwards	—	(1)	—

Total net realized capital gain (loss)	$—	$(6)	$15

Total gain (loss) from derivatives in other hedging relationships	$(11)	$(30)	$(19)

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2025 and 2024, the Company had accepted collateral consisting of cash of $50 million and $66 million and various securities with a fair value of $109 million and $97 million , respectively, which are held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following years, and thereafter.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Derivative Premium
Fiscal Year	Payments Due
(in millions)
2026	$7
2027	—
2028	—
2029	—
Thereafter	—

Total Future Settled Premiums	$7

		Derivative Fair Value	Derivative Fair Value
	Undiscounted Future	With Premium	Excluding Impact of
	Premium Commitments	Commitments	Future Settled Premiums
(in millions)
Prior Year	$10	$2	$12
Current Year	$7	$3	$9

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Short-Term Investments – Short-term investments are reported at amortized cost which approximates fair value.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities such as securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Cash and Cash equivalents

The carrying values for cash and cash equivalents approximate their fair value due to the short-term maturities of these instruments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts consist of investments in mutual funds with values that are based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

December 31, 2025
	Carrying	Total Fair				Net Asset
	Value	Value	Level 1	Level 2	Level 3	Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Issuer credit obligations	$—	$—	$—	$—	$—	$—
Asset-backed securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—
Perpetual preferred stocks:
Industrial and misc	—	—	—	—	—	—

Total perpetual preferred stocks	—	—	—	—	—	—
Common stocks:
Industrial and misc	24	24	21	—	3	—

Total common stocks	24	24	21	—	3	—
Cash and cash equivalents	789	789	130	659	—	—
Derivatives:
Interest rate swaps	325	325	—	325	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	3	3	—	3	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	328	328	—	328	—	—
Assets held in separate accounts	8,677	8,677	8,677	—	—	—

Total assets	$9,818	$9,818	$8,828	$987	$3	$—

Liabilities:
Derivatives:
Interest rate swaps	$235	$235	$—	$235	$—	$—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	—	—	—	—	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	—	—	—	—	—	—

Total derivatives	235	235	—	235	—	—
Liabilities held in separate accounts	8,677	8,677	8,677	—	—	—

Total liabilities	$8,912	$8,912	$8,677	$235	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2024
	Carrying	Total Fair				Net Asset
	Value	Value	Level 1	Level 2	Level 3	Value (NAV)
(in millions)
Assets:
Bond with NAIC 6 rating:
Issuer credit obligations	$—	$—	$—	$—	$—	$—
Asset-backed securities	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—
Perpetual preferred stocks:
Industrial and misc	15	15	—	—	15	—

Total perpetual preferred stocks	15	15	—	—	15	—
Common stocks:
Industrial and misc	26	26	21	—	5	—

Total common stocks	26	26	21	—	5	—
Cash and cash equivalents	23	23	23	—	—	—
Derivatives:
Interest rate swaps	349	349	—	349	—	—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	3	3	—	3	—	—
Equity index futures	—	—	—	—	—	—
Credit default swaps	—	—	—	—	—	—

Total derivatives	352	352	—	352	—	—
Assets held in separate accounts	8,460	8,460	8,460	—	—	—

Total assets	$8,876	$8,876	$8,504	$352	$20	$—

Liabilities:
Derivatives:
Interest rate swaps	$249	$249	$—	$249	$—	$—
Interest rate treasury locks	—	—	—	—	—	—
Interest rate options	—	—	—	—	—	—
Interest rate futures	—	—	—	—	—	—
Foreign currency swaps	—	—	—	—	—	—
Foreign currency forwards	—	—	—	—	—	—
Foreign currency futures	—	—	—	—	—	—
Equity total return swaps	—	—	—	—	—	—
Equity index options	1	1	—	1	—	—
Equity index futures	—	—	—	—	—	—
Forward contracts	—	—	—	—	—	—

Total derivatives	250	250	—	250	—	—
Liabilities held in separate accounts	8,460	8,460	8,460	—	—	—

Total liabilities	$8,710	$8,710	$8,460	$250	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2025
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$6,363	$4,968	$—	$4,949	$19
Redeemable preferred stocks	—	—	—	—	—
Mortgage loans on real estate	517	488	—	—	488
Real estate	103	227	—	—	227
Short-term investments	14	14	—	14	—
Policy loans	234	234	—	234	—
Derivatives in effective hedge accounting and RSAT relationships	1	29	—	29	—

Total assets	7,232	5,960	—	5,226	734

Liabilities:
Consumer notes	$—	$—	$—	$—	$—
Borrowed money	—	—	—	—	—
Policy reserves	63	63	—	—	63
Policyholders’ and beneficiaries’ funds	117	123	—	123	—
Derivatives in effective hedge accounting and RSAT relationships	—	—	—	—	—

Total liabilities	$180	$186	$—	$123	$63

	December 31, 2024
	Carrying	Fair
	Value	Value	Level 1	Level 2	Level 3
(in millions)
Assets:
Bonds (1)	$6,284	$4,788	$—	$4,758	$30
Redeemable preferred stocks	—	—	—	—	—
Mortgage loans on real estate	546	493	—	—	493
Real estate	163	290	—	—	290
Short-term investments	5	5	—	5	—
Policy loans	217	217	—	217	—
Derivatives in effective hedge accounting and RSAT relationships	1	30	—	30	—

Total assets	7,216	5,823	—	5,010	813

Liabilities:
Consumer notes	$—	$—	$—	$—	$—
Borrowed money	—	—	—	—	—
Policy reserves	63	62	—	—	62
Policyholders’ and beneficiaries’ funds	118	125	—	125	—
Derivatives in effective hedge accounting and RSAT relationships	—	—	—	—	—

Total liabilities	$181	$187	$—	$125	$62

(1)	Bonds are carried at amortized cost unless they have NAIC designation rating of 6.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2025, 2024 and 2023, are summarized as follows:

		Net realized/unrealized		Amounts
		gains (losses) included		credited to
		in:		separate					Transfers
	Balance at	Net		account					Into		Balance at
	January	income		liabilities					Level 3	Out of	December 31,
	1, 2025	(1)	Surplus	(2)	Purchases	Issuances	Sales	Settlements	(3)	Level 3 (3)	2025
(in millions)
Bonds with NAIC 6 rating:
Issuer credit obligations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Perpetual preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total perpetual preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	5	(7)	5	—	—	—	—	—	—	—	3
Total common stocks	5	(7)	5	—	—	—	—	—	—	—	3

Net derivatives	—	—	—	—	—	—	—	—	—	—	—
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$5	$(7)	$5	$—	$—	$—	$—	$—	$—	$—	$3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized		Amounts
		gains (losses) included		credited to
	Balance at	in:		separate					Transfers		Balance at
	January 1,	Net income		account					Into Level 3	Out of	December 31,
	2024	(1)	Surplus	liabilities (2)	Purchases	Issuances	Sales	Settlements	(3)	Level 3 (3)	2024
(in millions)
Bonds with NAIC 6 rating:
Issuer credit obligations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Perpetual preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total perpetual preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	14	—	(9)	—	—	—	—	—	—	—	5

Total common stocks	14	—	(9)	—	—	—	—	—	—	—	5
Net derivatives	(1)	—	1	—	—	—	—	—	—	—	—
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$13	$—	$(8)	$—	$—	$—	$—	$—	$—	$—	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized		Amounts
		gains (losses) included		credited to
		in:		separate					Transfers
	Balance at			account					Into		Balance at
	January 1,	Net income		liabilities					Level 3	Out of	December
	2023	(1)	Surplus	(2)	Purchases	Issuances	Sales	Settlements	(3)	Level 3 (3)	31, 2023
(in millions)
Bonds with NAIC 6 rating:
Issuer credit obligations	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Asset-backed securities	—	—	—	—	—	—	—	—	—	—	—

Total bonds with NAIC 6 rating	—	—	—	—	—	—	—	—	—	—	—
Perpetual preferred stocks:
Industrial and misc	—	—	—	—	—	—	—	—	—	—	—

Total perpetual preferred stocks	—	—	—	—	—	—	—	—	—	—	—
Common stocks:
Industrial and misc	19	—	(5)	—	—	—	—	—	—	—	14

Total common stocks	19	—	(5)	—	—	—	—	—	—	—	14
Net derivatives	—	—	(1)	—	—	—	—	—	—	—	(1)
Separate account assets/liabilities	—	—	—	—	—	—	—	—	—	—	—

Total	$19	$—	$(6)	$—	$—	$—	$—	$—	$—	$—	$13

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to Securities Valuation Office (“SVO”) rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums earned
Direct	$1,001	$1,021	$1,007
Assumed	102	101	109
Ceded	(226)	(215)	(197)

Net	$877	$907	$919

Benefits to policyholders ceded	$(556)	$(606)	$(659)

Reserve amounts ceded to reinsurers not authorized in the State of New York are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2025, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2025, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2025, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $526 million.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded	$(43)	$(42)	$(33)
Premiums assumed	17	17	17
Benefits ceded	(142)	(126)	(127)
Benefits assumed	57	50	51
Other reinsurance receivable (payable)	(5)	4	—
Funds held by or deposited with reinsured companies	649	678	703

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s John Hancock Life Insurance (“JHLICO”) Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(28)	(30)	(30)
Funds held by or deposited with reinsured companies	—	—	—
Other reinsurance receivable	3	3	3
Other amounts payable on reinsurance	—	—	—

Effective January 1, 2019, the Company entered into a coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to cede 90% QS of a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group (“GAFG”) Agreement:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$—	$—	$—
Benefits ceded, net	(72)	(112)	(126)
Other reinsurance receivable	6	13	21
Other amounts payable on reinsurance	—	—	—

Effective July 1, 2012, the Company entered into a coinsurance agreement with GAFG, formerly named Commonwealth Annuity (“CWA”), to cede its fixed deferred annuities at 90% quota share (“QS”). The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Venerable Holdings, Inc (“Venerable”) Agreements:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded, net	$—	$—	$(1)
Benefits ceded, net	(144)	(147)	(119)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	—	—	1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 30, 2022, the Company entered into a Principal Transaction Agreement with Venerable Holdings, Inc. (“Venerable”) to cede 80% QS of a block of the Company’s legacy U.S. variable annuity (“VA”) policies effective on October 1, 2022. Under the terms of the agreement the Company will retain responsibility for the maintenance of the policies with no intended impact to VA policyholders. The transaction was structured as coinsurance for the general fund liabilities and modified coinsurance for the separate account liabilities. The Company transferred policy liabilities of $98 million and cash paid of $54 million. The Company recorded a pre-tax gain of $44 million and an increase of $35 million to statutory surplus which was deferred and will be amortized over a period of approximately twenty years. The transaction closed on October 3, 2022.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with its parent, JHUSA:

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums assumed, net	$84	$84	$92
Benefits assumed, net	322	307	371
Other reinsurance receivable	8	2	6
Other amounts payable on reinsurance	27	36	31
Funds withheld from unauthorized reinsurers	—	—	—
Treaty settlement received (paid)	(128)	(130)	(110)

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2025	2024	2023
(in millions)
Premiums ceded	$10	$9	$9
Benefits ceded	(19)	(16)	(21)
Other reinsurance receivable	—	—	—
Other amounts payable on reinsurance	1	1	1
Funds withheld from unauthorized reinsurers	261	284	314
Treaty Settlement received (paid)	(3)	(3)	(3)

Effective July 1, 2005, the Company entered into a reinsurance agreement with MRL to reinsure 90% of all risks not already reinsured to third parties on selected single and joint survivorship guaranteed universal life contracts. The agreement is written on a coinsurance FWH basis.

In 2025 and 2024, the Company did not commute any material ceded reinsurance.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2025
			(3)
	(1)	(2)	(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$285	$6	$291
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	285	6	291
(d) Deferred tax assets nonadmitted	105	—	105

(e) Subtotal net admitted deferred tax asset (c - d)	180	6	186
(f) Deferred tax liabilities	68	28	96

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$112	$(22)	$90

	December 31, 2024
			(6)
	(4)	(5)	(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$282	$19	$301
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	282	19	301
(d) Deferred tax assets nonadmitted	103	—	103

(e) Subtotal net admitted deferred tax asset (c - d)	179	19	198
(f) Deferred tax liabilities	65	39	104

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$114	$(20)	$94

	Change
	(7) (Col 1 - 4)	(8) (Col 2 - 5)	(9) (Col 7 + 8)
	Ordinary	Capital	Total
(in millions)
(a) Gross deferred tax assets	$3	$(13)	$(10)
(b) Statutory valuation allowance adjustments	—	—	—

(c) Adjusted gross deferred tax assets (a - b)	3	(13)	(10)
(d) Deferred tax assets nonadmitted	2	—	2

(e) Subtotal net admitted deferred tax asset (c - d)	1	(13)	(12)
(f) Deferred tax liabilities	3	(11)	(8)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(2)	$(2)	$(4)

The Company has not recorded a valuation allowance with respect to the realizability of its deferred tax assets. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets. Based on management’s assessment of all available information, management believes that it is more likely than not the Company will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2025
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$5	$5
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation
(The lesser of 2(b)1 and 2(b)2 below)	85	—	85
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date	85	—	85
2. Adjusted gross deferred tax assets allowed per limitation threshold	218	—	218
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities	95	1	96

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$180	$6	$186

	December 31, 2024
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$18	$18
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation
(The lesser of 2(b)1 and 2(b)2 below)	75	—	75
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date	75	—	75
2. Adjusted gross deferred tax assets allowed per limitation threshold	220	—	220
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities	104	1	105

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$179	$19	$198

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total
(in millions)
2. Admission calculation components SSAP No. 101
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$(13)	$(13)
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation
(The lesser of 2(b)1 and 2(b)2 below)	10	—	10
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date	10	—	10
2. Adjusted gross deferred tax assets allowed per limitation threshold	(2)	—	(2)
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities	(9)	—	(9)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1	$(13)	$(12)

	2025	2024
(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	1563%	1244%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$1,456	$1,464

Impact of tax planning strategies is as follows:

	December 31, 2025
	(1) Ordinary	(2) Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$285	$6
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$180	$6
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2024
	(3) Ordinary	(4) Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$282	$19
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$179	$19
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital
(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$3	$(13)
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1	$(13)
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2025	(2) 2024	(3) (Col 1 - 2) Change
(in millions)
1. Current income tax
(a) Federal	$2	$11	$(9)
(b) Foreign	—	—	—

(c) Subtotal	2	11	(9)
(d) Federal income tax expense (benefit) on net capital gains	7	23	(17)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—

(g) Federal and foreign income taxes incurred	$9	$34	$(25)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2025	(2) 2024	(3) (Col 1 - 2) Change
(in millions)
2. Deferred Tax Assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	224	211	13
(4) Investments	1	2	(1)
(5) Deferred acquisition costs	36	36	—
(6) Policyholder dividends accrual	3	3	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	—	—	—
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	—	—	—
(11) Net operating loss carryforward	4	—	4
(12) Tax credit carry-forward	8	5	3
(13) Other (including items <5% of total ordinary tax assets)	9	25	(16)

(99) Subtotal	$285	$282	$3
(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	105	103	2

(d) Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	$180	$179	$1
(e) Capital:
(1) Investments	$6	$19	$(13)
(2) Net capital loss carryforward	—	—	—
(3) Real estate	—	—	—
(4) Other (including items <5% of total capital tax assets)	—	—	—

(99) Subtotal	$6	$19	$(13)
(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	—	—

(h) Admitted capital deferred tax assets (2e99 - 2f - 2g)	$6	$19	$(13)
(i) Admitted deferred tax assets (2d +2h)	$186	$198	$(12)
3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$65	$62	$3
(2) Fixed assets	—	—	—
(3) Deferred and uncollected premium	1	1	—
(4) Policyholder reserves	2	2	—
(5) Other (including items <5% of total ordinary tax liabilities)	—	—	—

(99) Subtotal	$68	$65	$3
(b) Capital:
(1) Investments	$28	$39	$(11)
(2) Real estate	—	—	—
(3) Other (including items <5% of total capital tax liabilities)	—	—	—

(99) Subtotal	$28	$39	$(11)
(c) Deferred tax liabilities (3a99 + 3b99)	$96	$104	$(8)

4. Net deferred tax assets/liabilities (2i - 3c)	$90	$94	$(4)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The change in net deferred income taxes is comprised of the following:

	December 31,
	2025	2024	Change
(in millions)
Total deferred tax assets	$291	$301	$(10)
Total deferred tax liabilities	96	104	(8)

Net deferred tax assets (liabilities)	$195	$197	$(2)

Tax effect of unrealized gains and losses			10
Tax effect of unrealized foreign exchange gains (losses)			(1)
Other			$—

Change in net deferred income taxes			$(11)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2025	2024	2023
(in millions)
Ordinary provisions computed at statutory rate	$7	$74	$64
Net realized capital gains (losses) before IMR at statutory rate	8	(4)	(1)
Change in nonadmitted assets	—	—	—
Reinsurance	14	(12)	(7)
Valuation allowance	—	—	—
Tax-exempt income	—	—	—
Nondeductible expenses	—	—	—
Foreign tax expense gross up	—	—	—
Amortization of IMR	(5)	(5)	(4)
Tax recorded in surplus	—	—	—
Dividend received deduction	(3)	(3)	(4)
Investment in subsidiaries	(1)	(1)	(1)
Prior year adjustment	—	—	(2)
Tax credits	(2)	(2)	(1)
Change in tax reserve	—	—	—
Pension	—	—	—
Tax rate change	—	—	—
Other	2	1	—

Total	$20	$48	$44

Federal and foreign income taxes incurred	$2	$11	$(32)
Capital gains tax	7	23	38
Change in net deferred income taxes	11	14	38

Total statutory income tax expense (benefit)	$20	$48	$44

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

As of December 31, 2025, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount
Net Operating Losses
	2025	N/A	4

			$4

General Business Credits	2022	2042	1

			$1

Foreign Tax Credits	2022	2032	2
	2023	2033	—
	2024	2034	3
	2025	2035	2

			$7

Federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $1 million, $14 million and $6 million for 2025, 2024 and 2023, respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation

Manulife Investment Management Farmland Services Inc.

Guide Financial, Inc.

Manulife Investment Management Agriculture Services Inc.

Manulife Investment Management Forest Management Inc.

Manulife Investment Management Timberland and Agriculture Inc.

JH 575 Rengstorff LLC

JH Hostetler LLC

JH Kearny Mesa 5 LLC

JH Kearny Mesa 7 LLC

JH Kearny Mesa 9 LLC

JH Networking Insurance Agency Inc.

JH Ott LLC

JH Tulare 8 LLC

John Hancock Assignment Company

John Hancock Financial Corporation

John Hancock Financial Network Inc.

John Hancock Funding Company LLC

John Hancock Insurance Agency Inc.

Resource Life Insurance Company

John Hancock Life & Health Insurance Company

John Hancock Life Insurance Company (USA)

John Hancock Realty Advisors Inc.

John Hancock Realty Mgt. Inc.

John Hancock Reassurance Company Ltd.

John Hancock Signature Services Inc.

Manulife Investment Management Timberland and Agriculture GP Inc.

Manulife (Michigan) Reassurance Company

Manulife Reinsurance (Bermuda) Limited

Manulife Reinsurance Limited

Manulife Service Corporation

MCC Asset Management Inc.

PT Timber Inc.

JH Signature Insurance Agency, Inc.

The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Taxes receivable from (payable to) JHUSA, are ($8) million and ($34) million at December 31, 2025 and 2024, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company joins in the filing of a consolidated US federal income tax return with its affiliates and also files income tax returns in various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 and 2016-2018 with one issue remaining in appeals. The Company accrued a $49 million interest benefit associated with these tax years. The audit of tax years 2019-2021 commenced in September of 2022 and is still open.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2025	2024
(in millions)
Balance at beginning of year	$2	$2
Additions based on tax positions related to the current year	—	—
Payments	—	—
Additions for tax positions of prior years	—	—
Reductions for tax positions of prior years	—	—

Balance at end of year	$2	$2

Included in the balances as of December 31, 2025 and 2024, are $2 million and $2 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2025 and 2024 are $0 million and $0 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company has no unrecognized tax benefits that will significantly increase or decrease in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million and $0 million of interest expense / (benefit) in each of the years ended December 31, 2025, 2024, and 2023, respectively. The Company had approximately $0 million and $0 million accrued for interest as of December 31, 2025 and 2024, respectively. The Company did not recognize any material penalties for the years ended December 31, 2025, 2024 and 2023.

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”) that goes into effect for tax years beginning after 2022. The Company is a member of a controlled group of corporations whose adjusted financial statement income qualifies it as an “applicable corporation” and therefore subject to CAMT. For the year-ended December 31, 2025, the Company’s best estimate of its CAMT liability is zero which is calculated based on all relevant guidance to date. In addition, the company has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance on its regular non-CAMT DTA’s.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $24 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax asset is being amortized into taxable income over 8 years, in the amount of $3 million per year.

On June 20, 2024, Canada enacted the Global Minimum Tax Act, retrospective to fiscal periods commencing on or after December 31, 2023. The Company’s ultimate parent, Manulife Financial Corporation (“MFC”), is in scope of this legislation because it is located in Canada and will be required to pay additional Global Minimum Taxes (“GMT”) in Canada in respect of its global entities whose effective tax rate is below 15%. MFC’s entities will also be subject to GMT in those jurisdictions where a Qualifying Domestic Minimum Top-up Tax (“QDMTT”) is in effect. The Company did not incur any expense associated with the GMT in 2025.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under New York State insurance laws (“NYSIL”), no insurer without the prior approval of the Superintendent, may pay any shareholder dividend in the calendar year immediately following a calendar year for which the insurer’s net gain from operations, after tax, not including realized capital gains, was negative. NYSIL also limits the aggregate amount of dividends a life insurer may pay in any calendar year out of positive earned surplus, to the greater of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year, not to exceed 30% of its statutory policyholders’ surplus as of the immediately preceding calendar year.

In addition, NYSIL allows for a shareholder dividend even if the company does not have sufficient positive earned surplus, limited to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the Company’s statutory net gain from operations, after tax, not including realized capital gains and (losses) for the immediately preceding calendar year. The Company paid shareholder dividends of $100 million, $100 million, and $100 million to its parent, JHUSA, in 2025, 2024 and 2023, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2025 and 2024, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with JHUSA whereby the Company will pay a fee for services received under the agreements which include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. Costs incurred under the agreements were $52 million, $49 million, and $49 million at December 31, 2025, 2024 and 2023, respectively. As of December 31, 2025 and 2024, the Company had amounts payable of $10 million and $11 million, respectively.

The Company has an Administrative Service Agreement with JHVTA and John Hancock Investment Management LLC (“JHIM”) (formerly John Hancock Advisers, LLC) pursuant to which the Company will provide certain administrative and related functional support services as required by JHVTA and JHIM in connection with variable contracts issued by the Company which provide for investment in selected portfolios of JHVTA and JHIM. For such services, JHVTA and JHIM will pay the Company a quarterly fee equal to a percentage of the average daily net assets of the funds attributable to the contracts issued by the Company. The amount earned under the agreement was $12 million, $12 million and $12 million for the years ended December 31, 2025, 2024 and 2023 respectively.

The Company has an Underwriting and Distribution Agreement with JHD pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable life and other products issued by the Company. For the years ended December 31, 2025, 2024 and 2023, the Company was billed by JHD for underwriting commissions of $29 million, $30 million, and $30 million, respectively. The Company had amounts payable for services provided of $2 million and $2 million at December 31, 2025 and 2024, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other

During 2025, 2024 and 2023, respectively, the Company received dividends of $13 million, $15 million, and $16 million from JHVTA. These dividends are included in the Company’s net investment income.

The Company did not own any shares of the stock of its parent, JHUSA, or its ultimate parent, MFC, at December 31, 2025 and 2024.

The Company is party to the Third Restated and Amended Liquidity Pool and Loan Facility Agreement effective July 1, 2023, with JHUSA. Pursuant to the agreement, participating affiliates are permitted to invest their excess cash in the liquidity pool and earn interest calculated at a rate that is reset daily to the one-month U.S. Dollar Secured Overnight Financing Rate (“SOFR”) less 0.05%, subject to an aggregate limit of $5 billion and an amount not to exceed 10% of the Company’s admitted assets as shown in the last financial statement filed with the Insurance Division. As of December 31, 2025, the Company’s share of the liquidity pool was $658 million which is included in Cash, Cash equivalents and Short-term investments in the Balance Sheets. As of December 31 2024, the Company had a receivable from JHUSA in the amount of $472 million, which was included in amounts due from affiliates in the Balance Sheets.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company also enters into reinsurance transactions with its affiliates. Refer to the Reinsurance Note for further details.

12. Commitments, Contingencies and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $7 million, to purchase other invested assets of $73 million, and issue agricultural and commercial mortgages of $4 million at December 31, 2025. Approximately 35% of these commitments expire in 2025.

Contingencies: As of December 31, 2025, the Company does not have any material contingencies.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, and a taxpayer. In addition, the Insurance Department, the New York Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

In September 2023, a lawsuit was initiated against the Company in the U.S. District Court of the Southern District of New York as a putative class action on behalf of all current and former owners of universal life insurance policies issued by the Company that state that “cost of insurance (“COI”) rates will be based on future expectations that include taxes.” The Plaintiff’s theory is that the Company impermissibly failed to decrease the COI rates charged to these policy owners after the implementation of the Tax Cuts and Jobs Act of 2018. It is too early in the litigation to offer any reliable opinion about the scope of the class policies that may be at issue or the likely outcome.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$42	$—	$—	$42	0%
At book value less current surrender charge of 5% or more	—	—	—	—	0%
At fair value	—	—	8,186	8,186	81%

Total with adjustment or at fair value	42	—	8,186	8,228	81%
At book value without adjustment (minimal or no charge or adjustment)	700	—	—	700	7%
Not subject to discretionary withdrawal	1,204	—	3	1,207	12%

Total (gross)	1,946	—	8,189	10,135	100%

Reinsurance ceded	827	—	—	827

Total (net)	$1,119	$—	$8,189	$9,308

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$—	$—	$—	$—

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total
(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$39	$—	$—	$39	0%
At book value less current surrender charge of 5% or more	2	—	—	2	0%
At fair value	—	—	8,014	8,014	80%

Total with adjustment or at fair value	41	—	8,014	8,055	80%
At book value without adjustment (minimal or no charge or adjustment)	773	—	—	773	8%
Not subject to discretionary withdrawal	1,239	—	4	1,243	12%

Total (gross)	2,053	—	8,018	10,071	100%

Reinsurance ceded	900	—	—	900

Total (net)	$1,153	$—	$8,018	$9,171

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$—	$—	$1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2025
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	276	276	284
c. Universal Life with Secondary Guarantees	1,369	1,302	3,414
d. Indexed Universal Life	—	—	1
e. Indexed Universal Life with Secondary Guarantees	198	185	204
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	2,294	2,294	2,300
h. Variable Life	35	35	12
i. Variable Universal Life	149	148	164
j. Miscellaneous Reserves	—	—	1,155
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	386
b. Accidental Death Benefits	—	—	1
c. Disability - Active Lives	—	—	4
d. Disability - Disabled Lives	—	—	23
e. Miscellaneous Reserves	—	—	19

(3) Total (gross: direct + assumed)	$4,321	$4,240	$7,967
(4) Reinsurance Ceded	1,514	1,509	2,394

(5) Total (net) (3) - (4)	$2,807	$2,731	$5,573

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$—	$—	$—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$—	$—	$—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$—
i. Variable Universal Life	502	495	479
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$514	$507	$479
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$514	$507	$479

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2024
	Account Value	Cash Value	Reserve
A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	274	274	280
c. Universal Life with Secondary Guarantees	1,373	1,284	3,310
d. Indexed Universal Life	—	—	1
e. Indexed Universal Life with Secondary Guarantees	180	166	181
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	2,385	2,385	2,387
h. Variable Life	36	36	12
i. Variable Universal Life	146	146	158
j. Miscellaneous Reserves	—	—	1,106
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	401
b. Accidental Death Benefits	—	—	1
c. Disability - Active Lives	—	—	4
d. Disability - Disabled Lives	—	—	26
e. Miscellaneous Reserves	—	—	18

(3) Total (gross: direct + assumed)	$4,394	$4,291	$7,885
(4) Reinsurance Ceded	1,589	1,582	2,483

(5) Total (net) (3) - (4)	$2,805	$2,709	$5,402

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$—	$—	$—
i. Variable Universal Life	—	—	—
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—
b. Accidental Death Benefits	—	—
c. Disability - Active Lives	—	—
d. Disability - Disabled Lives	—	—
e. Miscellaneous Reserves	—	—

(3) Total (gross: direct + assumed)	—	—	—
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	—	—	—

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$12	$12	$—
i. Variable Universal Life	456	446	431
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	—	—	—
b. Accidental Death Benefits	—	—	—
c. Disability - Active Lives	—	—	—
d. Disability - Disabled Lives	—	—	—
e. Miscellaneous Reserves	—	—	—

(3) Total (gross: direct + assumed)	$468	$458	$431
(4) Reinsurance Ceded	—	—	—

(5) Total (net) (3) - (4)	$468	$458	$431

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Death-related premium provisions

Certain life insurance contracts issued by the Company provide that deferred fractional premiums are not deducted from the amount otherwise payable and that premium paid beyond the date of death is returned, as applicable under the contract terms.

At December 31, 2025 and 2024, reserves for deferred fractional premiums and return of premium were $24 million and $26 million, respectively.

Contract for which gross premiums are less than net premiums

The Company has certain life insurance contracts in force for which gross premiums are less than net premiums under the applicable statutory valuation basis.

At December 31, 2025 and 2024, the amount of insurance in force subject to this condition was $6,435 million and $6,434 million, respectively, and the related reserves were $342 million and $353 million, respectively.

Deferred and uncollected premiums

At December 31, 2025 and 2024, deferred and uncollected life insurance premiums and annuity considerations were $4 million and $5 million, respectively, with no gross amount reported.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

Contracts with GMIB provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the excess of the current guaranteed withdrawal amount over the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

All of the Company’s separate account assets were legally insulated at December 31, 2025 and 2024. The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction
	December 31,
(in millions)	2025	2024
Group Annuity Contracts (401K)	$6,293	$6,102
Variable and Fixed Annuities	1,899	1,919
Life Insurance	485	439

Total	$8,677	$8,460

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees
(in millions)
2025	$10	$9
2024	$11	$6
2023	$11	$6
2022	$12	$6
2021	$12	$3

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2025	2024
(in millions, except for ages)
Account value	$1,896	$1,717
Amount of reserve held	41	62
Net amount at risk - gross	197	342
Weighted average attained age	75	74

The following assumptions and methodology were used to determine the amounts above at December 31, 2025 and 2024:

•	Reg 213 is used in both years to determine the aggregate reserve for the variable annuity products.

•

Reg 213 prescribes an Economic Scenario Generator (“ESG”) for stochastic fund returns and stochastic interest rate scenarios to be used for valuation but allows for proprietary generators to be used. Starting with year 2026 the company will no longer use a proprietary scenario generator. The company will comply with the requirements of Reg 213 by using the prescribed economic scenarios and following prescribed procedures for deriving corporate yields.

•

In 2025 and 2024, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•	In 2025 and 2024, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates are prescribed under the New York Special Considerations Letter.

•	For variable annuities, the applicable swap curve at December 31 is used for discounting in both years.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in separate accounts with the following characteristics:

	December 31,
	2025	2024
(in millions)
Type of Fund
Equity	$1,465	$1,253
Balanced	570	560
Bonds	214	216
Money Market	9	10

Total	$2,258	$2,039

Information regarding the nonguaranteed separate accounts of the Company is as follows:

	December 31,
	2025	2024
(in millions)
Premiums, deposits and other considerations	$794	$794

Reserves for accounts with assets at:
Fair value	8,668	8,448
Amortized cost	—	—

Total	$8,668	$8,448

	December 31,
	2025	2024
(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—
At book value without fair value adjustments and with current surrender charge of 5% or more	39	44
At fair value	8,582	8,344
At book value without fair value adjustments and with current surrender charge of less than 5%	44	56

Subtotal	8,665	8,444
Not subject to discretionary withdrawal	3	4

Total	$8,668	$8,448

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2025	2024	2023
(in millions)
Transfers to separate accounts	$853	$859	$801
Transfers from separate accounts	1,775	1,396	1,227

Net transfers to (from) separate accounts	$(922)	$(537)	$(426)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2025 financial statements through April 8, 2026, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D  F I N A N C I A L  S T A T E M E N T S

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK

SEPARATE ACCOUNT B

December 31, 2025

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JOHN HANCOCK LIFE INSURANCE CO OF

NEW YORK SEPARATE ACCOUNT B

Audited Financial Statements

December  31, 2025

2 of 69

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company of New York and Contract Owners of JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B (the “Separate Account”) as of December 31, 2025, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1999.

Boston, Massachusetts

April 15, 2026.

3 of 69

Appendix

Subaccounts comprising

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

500 Index Fund Series NAV	Lifestyle Conservative Portfolio Series NAV
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV
American Asset Allocation Trust Series I	M Capital Appreciation
American Global Growth Trust Series I	M International Equity
American Growth Trust Series I	M Large Cap Growth
American Growth-Income Trust Series I	M Large Cap Value
American International Trust Series I	Managed Volatility Balanced Portfolio Series I
Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV
Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I
Capital Appreciation Value Trust Series I	Managed Volatility Conservative Portfolio Series NAV
Capital Appreciation Value Trust Series NAV	Managed Volatility Growth Portfolio Series I
Core Bond Trust Series I	Managed Volatility Growth Portfolio Series NAV
Core Bond Trust Series NAV	Managed Volatility Moderate Portfolio Series I
Disciplined Value Emerging Markets Value Trust Series I	Managed Volatility Moderate Portfolio Series NAV
Disciplined Value Emerging Markets Value Trust Series NAV	Mid Cap Growth Trust Series I
Disciplined Value International Trust Series I	Mid Cap Growth Trust Series NAV
Disciplined Value International Trust Series NAV	Mid Cap Index Trust Series I
Equity Income Trust Series I	Mid Cap Index Trust Series NAV
Equity Income Trust Series NAV	Mid Value Trust Series I
Financial Industries Trust Series I	Mid Value Trust Series NAV
Financial Industries Trust Series NAV	Money Market Trust Series I
Fundamental All Cap Core Trust Series I	Money Market Trust Series NAV
Fundamental All Cap Core Trust Series NAV	Opportunistic Fixed Income Trust Series I
Fundamental Large Cap Value Trust Series I	Opportunistic Fixed Income Trust Series NAV
Fundamental Large Cap Value Trust Series NAV	Real Estate Securities Trust Series I
Global Equity Trust Series I	Real Estate Securities Trust Series NAV
Global Equity Trust Series NAV	Science & Technology Trust Series I
Health Sciences Trust Series I	Science & Technology Trust Series NAV
Health Sciences Trust Series NAV	Select Bond Trust Series I
High Yield Trust Series I	Select Bond Trust Series NAV
High Yield Trust Series NAV	Short Term Government Income Trust Series I
International Equity Index Series I	Short Term Government Income Trust Series NAV
International Equity Index Series NAV	Small Cap Core Trust Series I
International Small Company Trust Series I	Small Cap Core Trust Series NAV
International Small Company Trust Series NAV	Small Cap Index Trust Series I
Investment Quality Bond Trust Series I	Small Cap Index Trust Series NAV
Investment Quality Bond Trust Series NAV	Small Cap Opportunities Trust Series I
Lifestyle Balanced Portfolio Series NAV	Small Cap Opportunities Trust Series NAV

4 of 69

Appendix

Subaccounts comprising

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

Small Cap Stock Trust Series I	TOPS Growth ETF Portfolio - Class 2
Small Cap Stock Trust Series NAV	TOPS Moderate Growth ETF Portfolio - Class 2
Small Company Value Trust Series I	Total Bond Market Series Trust NAV
Small Company Value Trust Series NAV	Total Stock Market Index Trust Series I
Strategic Income Opportunities Trust Series I	Total Stock Market Index Trust Series NAV
Strategic Income Opportunities Trust Series NAV	U.S. Growth Trust - Series I
TOPS Aggressive Growth ETF Portfolio - Class 2	U.S. Growth Trust - Series NAV
TOPS Balanced ETF Portfolio - Class 2	Ultra Short Term Bond Trust Series I
TOPS Conservative ETF Portfolio - Class 2	Ultra Short Term Bond Trust Series NAV

5 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV		American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

Total Assets

Investments at fair value		$62,139,875		$528,630		$1,904,366		$12,306,951		$1,811,542		$11,528,663

Units outstanding		375,001		18,711		20,569		326,741		38,146		95,835

Unit value		$165.71		$28.25		$92.58		$37.67		$47.49		$120.30

Shares		892,301		63,309		227,795		1,189,077		113,790		564,301

Cost		$35,186,698		$585,974		$2,056,180		$13,040,335		$1,791,101		$9,691,068

See accompanying notes.

6 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	American Growth- Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV

Total Assets

Investments at fair value		$7,732,892		$4,236,337		$1,710,720		$23,026,272		$275,667		$16,888,324

Units outstanding		98,469		124,495		15,217		39,696		5,323		323,669

Unit value		$78.53		$34.03		$112.42		$580.07		$51.79		$52.18

Shares		408,068		229,239		49,701		664,731		22,972		1,414,433

Cost		$6,735,751		$3,890,019		$1,477,575		$19,647,351		$278,306		$16,637,433

See accompanying notes.

7 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Core Bond Trust Series I		Core Bond Trust Series NAV		Disciplined Value Emerging Markets Value Trust Series I		Disciplined Value Emerging Markets Value Trust Series NAV		Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV

Total Assets

Investments at fair value		$385,479		$4,426,022		$111,512		$2,668,805		$538,341		$4,094,800

Units outstanding		15,717		223,426		4,320		128,067		10,377		121,701

Unit value		$24.53		$19.81		$25.81		$20.84		$51.88		$33.65

Shares		33,993		392,378		9,088		217,862		29,941		230,174

Cost		$428,127		$4,851,184		$85,430		$2,092,915		$405,829		$3,181,941

See accompanying notes.

8 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$			$
	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I		Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I			Fundamental All Cap Core Trust Series NAV

Total Assets

Investments at fair value		$852,279		$8,025,990		$186,248		$1,820,906		$12			$2,183,242

Units outstanding		12,169		69,011		2,970		23,987		-	*		26,595

Unit value		$70.04		$116.30		$62.71		$75.91		$137.45			$82.09

Shares		64,714		616,435		12,466		122,455		-			70,816

Cost		$872,595		$8,470,152		$152,903		$1,516,942		$12			$1,978,172

*Units outstanding is a fractional amount

See accompanying notes.

9 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series I		Global Equity Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV

Total Assets

Investments at fair value		$1,676,646		$6,197,847		$122,003		$2,389,025		$267,383		$4,784,924

Units outstanding		18,282		95,448		3,096		66,019		1,493		34,092

Unit value		$91.71		$64.93		$39.41		$36.19		$179.09		$140.35

Shares		62,259		229,890		5,052		99,006		11,560		199,788

Cost		$1,406,575		$5,459,044		$105,940		$2,083,840		$290,393		$5,161,443

See accompanying notes.

10 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	High Yield Trust Series I		High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV		International Small Company Trust Series I		International Small Company Trust Series NAV

Total Assets

Investments at fair value		$376,938		$3,746,977		$274,359		$10,220,497		$25,135		$2,056,963

Units outstanding		10,218		106,634		11,357		107,304		786		63,836

Unit value		$36.89		$35.14		$24.16		$95.25		$31.98		$32.22

Shares		78,857		802,351		11,171		416,314		1,569		128,320

Cost		$389,518		$3,863,529		$191,360		$7,291,280		$20,327		$1,681,514

See accompanying notes.

11 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV

Total Assets

Investments at fair value		$189,568		$1,591,812		$6,116,829		$237,650		$34,369,412		$2,405,826

Units outstanding		6,556		79,039		287,966		14,845		1,348,599		124,456

Unit value		$28.92		$20.14		$21.24		$16.01		$25.49		$19.33

Shares		19,443		164,104		446,484		19,954		2,370,304		184,354

Cost		$210,050		$1,659,780		$6,299,540		$252,655		$35,744,755		$2,524,870

See accompanying notes.

12 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	M Capital Appreciation		M International Equity		M Large Cap Growth		M Large Cap Value		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV

Total Assets

Investments at fair value		$747,381		$1,608,195		$1,418,745		$1,573,554		$701,890		$50,891,183

Units outstanding		3,242		25,787		6,454		26,534		17,933		1,720,728

Unit value		$230.53		$62.36		$219.82		$59.30		$39.14		$29.58

Shares		30,468		90,961		47,593		92,345		64,335		4,643,356

Cost		$745,869		$1,178,974		$1,435,388		$1,271,304		$726,415		$53,437,389

See accompanying notes.

13 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV

Total Assets

Investments at fair value		$87,024		$5,144,615		$1,721,867		$69,993,442		$369,379		$12,339,598

Units outstanding		2,780		229,935		45,122		2,212,354		9,761		437,871

Unit value		$31.30		$22.37		$38.16		$31.64		$37.84		$28.18

Shares		8,582		505,862		146,792		5,951,823		35,145		1,172,966

Cost		$90,305		$5,647,937		$1,761,081		$71,788,882		$385,547		$13,107,761

See accompanying notes.

14 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series I		Mid Cap Index Trust Series NAV		Mid Value Trust Series I		Mid Value Trust Series NAV

Total Assets

Investments at fair value		$817,284		$4,642,383		$433,477		$5,617,007		$368,292		$1,750,075

Units outstanding		7,756		20,129		3,992		78,453		5,241		16,123

Unit value		$105.37		$230.63		$108.59		$71.60		$70.27		$108.55

Shares		71,316		385,260		20,770		269,143		39,390		189,813

Cost		$922,145		$4,518,465		$403,672		$5,414,287		$380,883		$1,835,154

See accompanying notes.

15 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Money Market Trust Series I		Money Market Trust Series NAV		Opportunistic Fixed Income Trust Series I		Opportunistic Fixed Income Trust Series NAV		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV

Total Assets

Investments at fair value		$2,113,243		$4,365,051		$124,476		$1,858,429		$187,869		$2,466,600

Units outstanding		129,724		358,732		4,370		45,400		2,062		9,724

Unit value		$16.29		$12.17		$28.48		$40.93		$91.11		$253.66

Shares		2,113,243		4,365,051		11,357		170,342		9,296		123,145

Cost		$2,113,243		$4,365,051		$137,517		$1,987,888		$178,019		$2,297,515

See accompanying notes.

16 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Science & Technology Trust Series I		Science & Technology Trust Series NAV		Select Bond Trust Series I		Select Bond Trust Series NAV		Short Term Government Income Trust Series I		Short Term Government Income Trust Series NAV

Total Assets

Investments at fair value		$733,527		$10,170,264		$26,631		$1,551,153		$91,029		$830,609

Units outstanding		7,021		58,033		1,914		110,717		7,550		68,416

Unit value		$104.48		$175.25		$13.91		$14.01		$12.06		$12.14

Shares		29,120		383,061		2,238		130,459		7,747		70,750

Cost		$538,499		$7,820,484		$29,824		$1,684,377		$87,228		$836,722

See accompanying notes.

17 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Small Cap Core Trust Series I (a)		Small Cap Core Trust Series NAV (b)		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV

Total Assets

Investments at fair value		$27,385		$2,793,937		$164,694		$4,355,257		$213,195		$2,753,672

Units outstanding		627		22,639		2,204		72,632		2,189		57,106

Unit value		$43.68		$123.41		$74.73		$59.96		$97.39		$48.22

Shares		2,226		228,824		11,143		293,877		7,702		100,683

Cost		$34,096		$3,224,423		$151,040		$4,132,699		$206,414		$2,550,815

(a) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series I.

(b) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series NAV.

See accompanying notes.

18 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Small Cap Stock Trust Series I		Small Cap Stock Trust Series NAV		Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series NAV

Total Assets

Investments at fair value		$155,992		$2,945,825		$111,066		$1,487,787		$247,893		$3,385,451

Units outstanding		2,371		37,573		1,252		29,200		6,915		126,655

Unit value		$65.79		$78.40		$88.71		$50.95		$35.85		$26.73

Shares		21,252		387,099		11,866		160,322		19,768		271,053

Cost		$180,964		$3,035,901		$110,122		$1,550,558		$257,199		$3,553,908

See accompanying notes.

19 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	TOPS Aggressive Growth ETF Portfolio - Class 2	TOPS Balanced ETF Portfolio - Class 2	TOPS Conservative ETF Portfolio - Class 2	TOPS Growth ETF Portfolio - Class 2	TOPS Moderate Growth ETF Portfolio - Class 2	Total Bond Market Series Trust NAV

Total Assets

Investments at fair value	$1,998,165	$30,413	$17,956	$46,588	$142,613	$2,117,896

Units outstanding	77,155	1,750	1,135	1,870	7,657	75,181

Unit value	$25.90	$17.38	$15.82	$24.91	$18.63	$28.17

Shares	83,605	1,994	1,322	2,057	8,782	233,248

Cost	$1,655,866	$28,187	$17,385	$39,032	$117,191	$2,311,613

See accompanying notes.

20 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2025

	$		$		$		$		$		$
	Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series NAV		U.S. Growth Trust - Series I (c)		U.S. Growth Trust - Series NAV (d)		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV

Total Assets

Investments at fair value		$292,745		$16,242,578		$1,315,996		$4,548,328		$527,837		$880,061

Units outstanding		3,416		56,597		9,865		34,518		43,307		71,615

Unit value		$85.70		$286.99		$133.40		$131.77		$12.19		$12.29

Shares		8,983		498,391		197,597		669,857		46,301		77,131

Cost		$215,505		$11,632,218		$1,048,159		$3,514,372		$534,298		$872,129

(c) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series I.

(d) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series NAV.

See accompanying notes.

21 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$635,121	$560,006	$22,810	$18,198	$82,260	$61,733

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	635,121	560,006	22,810	18,198	82,260	61,733

Realized gains (losses) on investments:

Capital gain distributions received	939,883	626,066	-	-	-	2

Net realized gain (loss)	1,237,414	1,425,529	(2,619)	(2,039)	(15,427)	(14,283)

Realized gains (losses)	2,177,297	2,051,595	(2,619)	(2,039)	(15,427)	(14,281)

Unrealized appreciation (depreciation) during the period	6,579,363	8,201,541	15,633	(5,420)	63,467	(12,100)

Net increase (decrease) in net assets from operations	9,391,781	10,813,142	35,824	10,739	130,300	35,352

Changes from principal transactions:

Purchase payments	1,252,834	1,368,236	11,049	10,085	72,286	70,193

Transfers between sub-accounts and the company	351,978	98,461	9,177	18,317	77,539	153,629

Transfers on general account policy loans	(456,219)	(2,931)	628	774	6,660	18,556

Withdrawals	(567,125)	(841,258)	1	(1)	(27,100)	(2,908)

Annual contract fee	(1,436,403)	(1,420,541)	(14,592)	(13,349)	(54,448)	(54,603)

Net increase (decrease) in net assets from principal transactions	(854,935)	(798,033)	6,263	15,826	74,937	184,867

Total increase (decrease) in net assets	8,536,846	10,015,109	42,087	26,565	205,237	220,219

Net assets at beginning of period	53,603,029	43,587,920	486,543	459,978	1,699,129	1,478,910

Net assets at end of period	$62,139,875	$53,603,029	$528,630	$486,543	$1,904,366	$1,699,129

	2025	2024	2025	2024	2025	2024

Units, beginning of period	380,640	386,790	18,494	17,877	19,739	17,552

Units issued	11,053	15,953	799	1,052	2,174	3,344

Units redeemed	(16,692)	(22,103)	(582)	(435)	(1,344)	(1,157)

Units, end of period	375,001	380,640	18,711	18,494	20,569	19,739

See accompanying notes.	22 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$259,316	$185,340	$18,049	$18,200	$67,273	$184

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	259,316	185,340	18,049	18,200	67,273	184

Realized gains (losses) on investments:

Capital gain distributions received	857,062	620,596	138,565	159,966	868,052	820,487

Net realized gain (loss)	(207,374)	(178,006)	(32,290)	(11,045)	114,429	(107,673)

Realized gains (losses)	649,688	442,590	106,275	148,921	982,481	712,814

Unrealized appreciation (depreciation) during the period	721,223	872,507	199,646	14,876	970,575	1,804,875

Net increase (decrease) in net assets from operations	1,630,227	1,500,437	323,970	181,997	2,020,329	2,517,873

Changes from principal transactions:

Purchase payments	447,378	461,021	90,661	88,855	313,684	305,058

Transfers between sub-accounts and the company	157,289	145,139	1,193	39,560	(451,043)	(261,597)

Transfers on general account policy loans	(15,271)	(11,608)	(8,534)	(25,868)	(226,992)	(296,816)

Withdrawals	(337,850)	(82,449)	(153,041)	(14,962)	(232,649)	(59,620)

Annual contract fee	(446,487)	(446,180)	(47,832)	(51,061)	(221,660)	(216,836)

Net increase (decrease) in net assets from principal transactions	(194,941)	65,923	(117,553)	36,524	(818,660)	(529,811)

Total increase (decrease) in net assets	1,435,286	1,566,360	206,417	218,521	1,201,669	1,988,062

Net assets at beginning of period	10,871,665	9,305,305	1,605,125	1,386,604	10,326,994	8,338,932

Net assets at end of period	$12,306,951	$10,871,665	$1,811,542	$1,605,125	$11,528,663	$10,326,994

	2025	2024	2025	2024	2025	2024

Units, beginning of period	333,065	330,746	40,954	40,047	103,048	108,742

Units issued	13,486	16,668	2,794	3,301	4,663	3,308

Units redeemed	(19,810)	(14,349)	(5,602)	(2,394)	(11,876)	(9,002)

Units, end of period	326,741	333,065	38,146	40,954	95,835	103,048

See accompanying notes.	23 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$102,326	$52,616	$34,277	$28,107	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	102,326	52,616	34,277	28,107	-	-

Realized gains (losses) on investments:

Capital gain distributions received	729,973	436,233	-	3,619	234,984	124,841

Net realized gain (loss)	79,853	5,243	(81,180)	(79,434)	428	(18,864)

Realized gains (losses)	809,826	441,476	(81,180)	(75,815)	235,412	105,977

Unrealized appreciation (depreciation) during the period	258,521	835,374	927,794	144,050	44,422	317,640

Net increase (decrease) in net assets from operations	1,170,673	1,329,466	880,891	96,342	279,834	423,617

Changes from principal transactions:

Purchase payments	289,674	271,354	187,932	185,479	25,534	24,209

Transfers between sub-accounts and the company	(4,104)	(169,494)	(2,410)	119,067	(1,907)	(6,731)

Transfers on general account policy loans	(3,802)	(187,954)	(11,457)	(71,039)	(42,584)	(104,056)

Withdrawals	(321,555)	(45,667)	(218,504)	(143,412)	(64,395)	12

Annual contract fee	(185,038)	(179,867)	(78,635)	(86,021)	(41,849)	(38,548)

Net increase (decrease) in net assets from principal transactions	(224,825)	(311,628)	(123,074)	4,074	(125,201)	(125,114)

Total increase (decrease) in net assets	945,848	1,017,838	757,817	100,416	154,633	298,503

Net assets at beginning of period	6,787,044	5,769,206	3,478,520	3,378,104	1,556,087	1,257,584

Net assets at end of period	$7,732,892	$6,787,044	$4,236,337	$3,478,520	$1,710,720	$1,556,087

	2025	2024	2025	2024	2025	2024

Units, beginning of period	101,921	107,538	128,658	128,124	16,405	17,984

Units issued	4,368	5,328	11,132	11,573	823	240

Units redeemed	(7,820)	(10,945)	(15,295)	(11,039)	(2,011)	(1,819)

Units, end of period	98,469	101,921	124,495	128,658	15,217	16,405

See accompanying notes.	24 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Blue Chip Growth Trust Series NAV		Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$-	$-	$5,344	$1,972	$335,356	$128,522

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	5,344	1,972	335,356	128,522

Realized gains (losses) on investments:

Capital gain distributions received	3,225,219	1,826,714	26,895	2,195	1,652,437	136,098

Net realized gain (loss)	360,811	(533,946)	(46)	(138)	4,363	(70,904)

Realized gains (losses)	3,586,030	1,292,768	26,849	2,057	1,656,800	65,194

Unrealized appreciation (depreciation) during the period	192,286	5,733,699	(3,492)	23,161	(233,260)	1,524,593

Net increase (decrease) in net assets from operations	3,778,316	7,026,467	28,701	27,190	1,758,896	1,718,309

Changes from principal transactions:

Purchase payments	406,530	419,873	-	6,441	634,525	663,110

Transfers between sub-accounts and the company	(62,471)	(385,801)	1,303	1,480	44,920	(390,440)

Transfers on general account policy loans	(788,572)	(6,562,104)	-	-	(30,341)	(32,293)

Withdrawals	(373,838)	(333,583)	1	59	(240,504)	(286,594)

Annual contract fee	(556,171)	(545,699)	(1,939)	(1,920)	(610,842)	(617,073)

Net increase (decrease) in net assets from principal transactions	(1,374,522)	(7,407,314)	(635)	6,060	(202,242)	(663,290)

Total increase (decrease) in net assets	2,403,794	(380,847)	28,066	33,250	1,556,654	1,055,019

Net assets at beginning of period	20,622,478	21,003,325	247,601	214,351	15,331,670	14,276,651

Net assets at end of period	$23,026,272	$20,622,478	$275,667	$247,601	$16,888,324	$15,331,670

	2025	2024	2025	2024	2025	2024

Units, beginning of period	42,155	58,273	5,336	5,189	327,977	343,367

Units issued	1,051	1,425	20	183	8,158	17,611

Units redeemed	(3,510)	(17,543)	(33)	(36)	(12,466)	(33,001)

Units, end of period	39,696	42,155	5,323	5,336	323,669	327,977

See accompanying notes.	25 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Core Bond Trust Series I		Core Bond Trust Series NAV		Disciplined Value Emerging Markets Value Trust Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$15,844	$14,173	$184,893	$155,052	$1,313	$3,852

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	15,844	14,173	184,893	155,052	1,313	3,852

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	(2)	-	-

Net realized gain (loss)	(5,803)	(18,706)	(44,736)	(20,431)	1,072	(33)

Realized gains (losses)	(5,803)	(18,706)	(44,736)	(20,433)	1,072	(33)

Unrealized appreciation (depreciation) during the period	15,287	9,441	147,947	(72,372)	26,903	(6,214)

Net increase (decrease) in net assets from operations	25,328	4,908	288,104	62,247	29,288	(2,395)

Changes from principal transactions:

Purchase payments	13,547	12,625	153,538	153,915	-	-

Transfers between sub-accounts and the company	6,479	12,440	54,497	226,653	(13,110)	7,842

Transfers on general account policy loans	(13,698)	(71,321)	6,040	36,065	(277)	(266)

Withdrawals	(1,908)	(2,811)	(125,442)	(23,576)	1	-

Annual contract fee	(20,706)	(17,986)	(131,882)	(126,643)	(1,293)	(1,145)

Net increase (decrease) in net assets from principal transactions	(16,286)	(67,053)	(43,249)	266,414	(14,679)	6,431

Total increase (decrease) in net assets	9,042	(62,145)	244,855	328,661	14,609	4,036

Net assets at beginning of period	376,437	438,582	4,181,167	3,852,506	96,903	92,867

Net assets at end of period	$385,479	$376,437	$4,426,022	$4,181,167	$111,512	$96,903

	2025	2024	2025	2024	2025	2024

Units, beginning of period	16,413	19,407	225,903	211,351	4,951	4,627

Units issued	833	993	11,704	20,714	-	426

Units redeemed	(1,529)	(3,987)	(14,181)	(6,162)	(631)	(102)

Units, end of period	15,717	16,413	223,426	225,903	4,320	4,951

See accompanying notes.	26 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Disciplined Value Emerging Markets Value Trust Series NAV		Disciplined Value International Trust Series I		Disciplined Value International Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$30,637	$90,183	$8,522	$1,299	$67,085	$11,237

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	30,637	90,183	8,522	1,299	67,085	11,237

Realized gains (losses) on investments:

Capital gain distributions received	-	1	37,253	38,306	286,572	290,486

Net realized gain (loss)	25,838	6,601	11,938	7,203	61,324	32,885

Realized gains (losses)	25,838	6,602	49,191	45,509	347,896	323,371

Unrealized appreciation (depreciation) during the period	597,709	(147,206)	102,710	(48,389)	804,133	(342,008)

Net increase (decrease) in net assets from operations	654,184	(50,421)	160,423	(1,581)	1,219,114	(7,400)

Changes from principal transactions:

Purchase payments	142,395	134,676	12,417	13,263	67,955	68,317

Transfers between sub-accounts and the company	(68,071)	92,078	(19,224)	13,675	(109,850)	35,570

Transfers on general account policy loans	(6,800)	(31,697)	(3,144)	(21,048)	298	(2,115)

Withdrawals	(80,074)	(18,763)	-	(4,292)	(15,014)	(5,668)

Annual contract fee	(75,345)	(71,237)	(13,330)	(12,282)	(83,710)	(76,539)

Net increase (decrease) in net assets from principal transactions	(87,895)	105,057	(23,281)	(10,684)	(140,321)	19,565

Total increase (decrease) in net assets	566,289	54,636	137,142	(12,265)	1,078,793	12,165

Net assets at beginning of period	2,102,516	2,047,880	401,199	413,464	3,016,007	3,003,842

Net assets at end of period	$2,668,805	$2,102,516	$538,341	$401,199	$4,094,800	$3,016,007

	2025	2024	2025	2024	2025	2024

Units, beginning of period	133,177	126,553	10,897	11,187	126,406	125,460

Units issued	10,750	15,492	300	709	3,317	6,973

Units redeemed	(15,860)	(8,868)	(820)	(999)	(8,022)	(6,027)

Units, end of period	128,067	133,177	10,377	10,897	121,701	126,406

See accompanying notes.	27 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$20,108	$13,195	$192,753	$120,091	$2,068	$1,579

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	20,108	13,195	192,753	120,091	2,068	1,579

Realized gains (losses) on investments:

Capital gain distributions received	133,033	35,806	1,253,046	317,805	8,295	-

Net realized gain (loss)	(8,103)	(18,785)	(28,082)	(33,666)	(418)	(5,857)

Realized gains (losses)	124,930	17,021	1,224,964	284,139	7,877	(5,857)

Unrealized appreciation (depreciation) during the period	(34,429)	59,085	(406,853)	353,038	9,903	45,451

Net increase (decrease) in net assets from operations	110,609	89,301	1,010,864	757,268	19,848	41,173

Changes from principal transactions:

Purchase payments	27,400	26,563	162,272	158,143	3,075	214

Transfers between sub-accounts and the company	1,969	(1,338)	108,319	(32,725)	757	(1,785)

Transfers on general account policy loans	287	(64,532)	(30,121)	(81,665)	(4)	(35,496)

Withdrawals	(28,976)	(4,647)	(104,632)	(54,266)	(1)	(1)

Annual contract fee	(50,016)	(47,384)	(172,051)	(180,645)	(4,250)	(3,663)

Net increase (decrease) in net assets from principal transactions	(49,336)	(91,338)	(36,213)	(191,158)	(423)	(40,731)

Total increase (decrease) in net assets	61,273	(2,037)	974,651	566,110	19,425	442

Net assets at beginning of period	791,006	793,043	7,051,339	6,485,229	166,823	166,381

Net assets at end of period	$852,279	$791,006	$8,025,990	$7,051,339	$186,248	$166,823

	2025	2024	2025	2024	2025	2024

Units, beginning of period	12,919	14,464	69,374	71,250	2,980	3,870

Units issued	774	387	3,556	2,338	60	1

Units redeemed	(1,524)	(1,932)	(3,919)	(4,214)	(70)	(891)

Units, end of period	12,169	12,919	69,011	69,374	2,970	2,980

See accompanying notes.	28 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$21,242	$14,723	$-	$-	$9,049	$2,762

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	21,242	14,723	-	-	9,049	2,762

Realized gains (losses) on investments:

Capital gain distributions received	82,189	-	1	6	230,818	179,611

Net realized gain (loss)	24,824	(9,067)	7	9	51,861	48,706

Realized gains (losses)	107,013	(9,067)	8	15	282,679	228,317

Unrealized appreciation (depreciation) during the period	70,997	344,959	(1)	-	(187,865)	189,362

Net increase (decrease) in net assets from operations	199,252	350,615	7	15	103,863	420,441

Changes from principal transactions:

Purchase payments	62,722	67,057	3,065	1,278	69,268	71,325

Transfers between sub-accounts and the company	164,234	79,766	1	-	32,548	33,898

Transfers on general account policy loans	(30,187)	(5,412)	-	926	(279)	(12,609)

Withdrawals	(34,889)	(20,174)	(32)	30	(95,970)	(39,577)

Annual contract fee	(59,836)	(53,156)	(3,040)	(2,247)	(62,480)	(64,595)

Net increase (decrease) in net assets from principal transactions	102,044	68,081	(6)	(13)	(56,913)	(11,558)

Total increase (decrease) in net assets	301,296	418,696	1	2	46,950	408,883

Net assets at beginning of period	1,519,610	1,100,914	11	9	2,136,293	1,727,410

Net assets at end of period	$1,820,906	$1,519,610	$12	$11	$2,183,242	$2,136,293

	2025	2024	2025	2024	2025	2024

Units, beginning of period	22,442	21,194	-	-	27,278	27,409

Units issued	3,712	3,713	1	2	1,401	1,777

Units redeemed	(2,167)	(2,465)	(1)	(2)	(2,084)	(1,908)

Units, end of period	23,987	22,442	-	-	26,595	27,278

See accompanying notes.	29 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Global Equity Trust Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$16,677	$4,460	$64,062	$18,724	$1,422	$1,264

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	16,677	4,460	64,062	18,724	1,422	1,264

Realized gains (losses) on investments:

Capital gain distributions received	202,178	141,342	745,863	524,726	12,736	5,400

Net realized gain (loss)	13,873	16,213	52,979	125,026	540	708

Realized gains (losses)	216,051	157,555	798,842	649,752	13,276	6,108

Unrealized appreciation (depreciation) during the period	(1,103)	48,897	(4,984)	135,324	4,287	3,116

Net increase (decrease) in net assets from operations	231,625	210,912	857,920	803,800	18,985	10,488

Changes from principal transactions:

Purchase payments	40,772	27,111	120,371	124,950	1,499	1,694

Transfers between sub-accounts and the company	1,946	(9,273)	67,260	(170,989)	66	(184)

Transfers on general account policy loans	14,751	1,563	(8,059)	(4,957)	-	-

Withdrawals	(4,741)	(3,224)	(67,552)	(15,548)	-	(935)

Annual contract fee	(40,397)	(36,678)	(109,884)	(109,896)	(4,689)	(4,831)

Net increase (decrease) in net assets from principal transactions	12,331	(20,501)	2,136	(176,440)	(3,124)	(4,256)

Total increase (decrease) in net assets	243,956	190,411	860,056	627,360	15,861	6,232

Net assets at beginning of period	1,432,690	1,242,279	5,337,791	4,710,431	106,142	99,910

Net assets at end of period	$1,676,646	$1,432,690	$6,197,847	$5,337,791	$122,003	$106,142

	2025	2024	2025	2024	2025	2024

Units, beginning of period	18,111	18,371	95,362	98,475	3,182	3,309

Units issued	592	359	3,359	2,970	33	46

Units redeemed	(421)	(619)	(3,273)	(6,083)	(119)	(173)

Units, end of period	18,282	18,111	95,448	95,362	3,096	3,182

See accompanying notes.	30 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Global Equity Trust Series NAV		Health Sciences Trust Series I		Health Sciences Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$28,685	$24,797	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	28,685	24,797	-	-	-	-

Realized gains (losses) on investments:

Capital gain distributions received	248,157	102,249	32,917	16,554	567,077	285,781

Net realized gain (loss)	14,902	17,080	(1,012)	443	(56,405)	(18,716)

Realized gains (losses)	263,059	119,329	31,905	16,997	510,672	267,065

Unrealized appreciation (depreciation) during the period	76,071	51,488	12,269	(12,429)	274,549	(180,886)

Net increase (decrease) in net assets from operations	367,815	195,614	44,174	4,568	785,221	86,179

Changes from principal transactions:

Purchase payments	76,213	73,145	4,723	4,911	196,981	214,782

Transfers between sub-accounts and the company	10,936	(1,999)	(341)	1,205	(2,061)	25,244

Transfers on general account policy loans	(15,108)	(9,743)	-	-	(46,720)	(34,885)

Withdrawals	(40,427)	(22,134)	(19)	(2,307)	(115,874)	(63,149)

Annual contract fee	(53,876)	(53,158)	(9,699)	(10,702)	(164,499)	(190,315)

Net increase (decrease) in net assets from principal transactions	(22,262)	(13,889)	(5,336)	(6,893)	(132,173)	(48,323)

Total increase (decrease) in net assets	345,553	181,725	38,838	(2,325)	653,048	37,856

Net assets at beginning of period	2,043,472	1,861,747	228,545	230,870	4,131,876	4,094,020

Net assets at end of period	$2,389,025	$2,043,472	$267,383	$228,545	$4,784,924	$4,131,876

	2025	2024	2025	2024	2025	2024

Units, beginning of period	66,745	67,212	1,525	1,568	35,187	35,512

Units issued	2,322	2,200	38	33	1,564	3,001

Units redeemed	(3,048)	(2,667)	(70)	(76)	(2,659)	(3,326)

Units, end of period	66,019	66,745	1,493	1,525	34,092	35,187

See accompanying notes.	31 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	High Yield Trust Series I		High Yield Trust Series NAV		International Equity Index Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$27,005	$23,554	$277,608	$241,348	$5,575	$3,596

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	27,005	23,554	277,608	241,348	5,575	3,596

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	-

Net realized gain (loss)	(278)	(5,919)	(6,982)	(10,229)	5,983	3,586

Realized gains (losses)	(278)	(5,919)	(6,982)	(10,229)	5,983	3,586

Unrealized appreciation (depreciation) during the period	(939)	10,970	(13,614)	60,496	57,622	3,180

Net increase (decrease) in net assets from operations	25,788	28,605	257,012	291,615	69,180	10,362

Changes from principal transactions:

Purchase payments	8,500	6,446	76,624	73,500	4,120	3,997

Transfers between sub-accounts and the company	5,793	10,427	37,996	50,919	(3,047)	3,318

Transfers on general account policy loans	(1,228)	(31,839)	434	84,482	(4,406)	(15,741)

Withdrawals	(2,719)	(1,864)	(16,878)	(26,552)	1	(905)

Annual contract fee	(6,030)	(5,741)	(61,250)	(59,292)	(6,968)	(6,188)

Net increase (decrease) in net assets from principal transactions	4,316	(22,571)	36,926	123,057	(10,300)	(15,519)

Total increase (decrease) in net assets	30,104	6,034	293,938	414,672	58,880	(5,157)

Net assets at beginning of period	346,834	340,800	3,453,039	3,038,367	215,479	220,636

Net assets at end of period	$376,938	$346,834	$3,746,977	$3,453,039	$274,359	$215,479

	2025	2024	2025	2024	2025	2024

Units, beginning of period	10,103	10,815	105,592	101,452	11,818	12,696

Units issued	438	497	3,508	6,862	305	365

Units redeemed	(323)	(1,209)	(2,466)	(2,722)	(766)	(1,243)

Units, end of period	10,218	10,103	106,634	105,592	11,357	11,818

See accompanying notes.	32 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	International Equity Index Series NAV		International Small Company Trust Series I		International Small Company Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$211,740	$131,668	$504	$570	$41,457 $	47,918

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	211,740	131,668	504	570	41,457	47,918

Realized gains (losses) on investments:

Capital gain distributions received	-	-	994	156	80,157	12,915

Net realized gain (loss)	114,623	33,159	(54)	125	24,269	7,770

Realized gains (losses)	114,623	33,159	940	281	104,426	20,685

Unrealized appreciation (depreciation) during the period	2,215,404	209,600	5,363	(106)	405,976	(11,423)

Net increase (decrease) in net assets from operations	2,541,767	374,427	6,807	745	551,859	57,180

Changes from principal transactions:

Purchase payments	225,972	230,911	1,334	1,334	37,956	45,814

Transfers between sub-accounts and the company	(77,897)	21,194	8	6	(105,810)	69,355

Transfers on general account policy loans	(21,805)	174,639	-	84	(7,125)	43,862

Withdrawals	(141,262)	(31,164)	-	(2,627)	(33,239)	(124,301)

Annual contract fee	(191,495)	(182,795)	(3,118)	(2,561)	(28,170)	(33,596)

Net increase (decrease) in net assets from principal transactions	(206,487)	212,785	(1,776)	(3,764)	(136,388)	1,134

Total increase (decrease) in net assets	2,335,280	587,212	5,031	(3,019)	415,471	58,314

Net assets at beginning of period	7,885,217	7,298,005	20,104	23,123	1,641,492	1,583,178

Net assets at end of period	$10,220,497	$7,885,217	$25,135	$20,104	$2,056,963	$1,641,492

	2025	2024	2025	2024	2025	2024

Units, beginning of period	109,747	106,553	849	1,007	68,778	68,397

Units issued	3,461	7,567	45	56	2,396	8,214

Units redeemed	(5,904)	(4,373)	(108)	(214)	(7,338)	(7,833)

Units, end of period	107,304	109,747	786	849	63,836	68,778

See accompanying notes.	33 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV		Lifestyle Balanced Portfolio Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$8,320	$5,946	$69,235 $	46,523	$185,484	$134,965

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	8,320	5,946	69,235	46,523	185,484	134,965

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	4	307,945	119,632

Net realized gain (loss)	(754)	(969)	(14,855)	(23,325)	(37,254)	(26,924)

Realized gains (losses)	(754)	(969)	(14,855)	(23,321)	270,691	92,708

Unrealized appreciation (depreciation) during the period	4,760	(1,560)	45,496	3,712	295,561	145,610

Net increase (decrease) in net assets from operations	12,326	3,417	99,876	26,914	751,736	373,283

Changes from principal transactions:

Purchase payments	8,677	9,971	69,515	62,385	383,845	326,339

Transfers between sub-accounts and the company	233	120	51,672	194,662	(98,115)	805,487

Transfers on general account policy loans	-	190	7,507	(5,410)	28,075	17,279

Withdrawals	4	(1,674)	(5,464)	(48,106)	(54,282)	(2,260)

Annual contract fee	(6,038)	(5,675)	(58,855)	(55,813)	(364,086)	(357,870)

Net increase (decrease) in net assets from principal transactions	2,876	2,932	64,375	147,718	(104,563)	788,975

Total increase (decrease) in net assets	15,202	6,349	164,251	174,632	647,173	1,162,258

Net assets at beginning of period	174,366	168,017	1,427,561	1,252,929	5,469,656	4,307,398

Net assets at end of period	$189,568	$174,366	$1,591,812	$1,427,561	$6,116,829	$5,469,656

	2025	2024	2025	2024	2025	2024

Units, beginning of period	6,451	6,340	75,803	67,896	293,706	251,352

Units issued	280	355	9,549	17,487	17,026	56,752

Units redeemed	(175)	(244)	(6,313)	(9,580)	(22,766)	(14,398)

Units, end of period	6,556	6,451	79,039	75,803	287,966	293,706

See accompanying notes.	34 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$8,993	$6,880	$886,052	$657,621	$78,670	$59,997

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	8,993	6,880	886,052	657,621	78,670	59,997

Realized gains (losses) on investments:

Capital gain distributions received	159	376	2,492,737	1,123,010	64,182	41,386

Net realized gain (loss)	(1,489)	(1,856)	(248,123)	(556,195)	(9,994)	(14,058)

Realized gains (losses)	(1,330)	(1,480)	2,244,614	566,815	54,188	27,328

Unrealized appreciation (depreciation) during the period	14,228	3,939	1,876,153	1,994,141	139,528	59,152

Net increase (decrease) in net assets from operations	21,891	9,339	5,006,819	3,218,577	272,386	146,477

Changes from principal transactions:

Purchase payments	14,980	14,135	1,242,204	1,290,383	118,937	113,619

Transfers between sub-accounts and the company	850	1,705	10,980	(1,502,353)	6,177	24,543

Transfers on general account policy loans	213	1,411	(255,333)	(206,518)	709	593

Withdrawals	13	19	(600,534)	(303,774)	(7,172)	309

Annual contract fee	(16,080)	(15,447)	(1,363,747)	(1,381,131)	(144,001)	(143,792)

Net increase (decrease) in net assets from principal transactions	(24)	1,823	(966,430)	(2,103,393)	(25,350)	(4,728)

Total increase (decrease) in net assets	21,867	11,162	4,040,389	1,115,184	247,036	141,749

Net assets at beginning of period	215,783	204,621	30,329,023	29,213,839	2,158,790	2,017,041

Net assets at end of period	$237,650	$215,783	$34,369,412	$30,329,023	$2,405,826	$2,158,790

	2025	2024	2025	2024	2025	2024

Units, beginning of period	14,837	14,700	1,390,453	1,491,673	125,849	126,045

Units issued	834	951	32,355	57,035	4,826	7,042

Units redeemed	(826)	(814)	(74,209)	(158,255)	(6,219)	(7,238)

Units, end of period	14,845	14,837	1,348,599	1,390,453	124,456	125,849

See accompanying notes.	35 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	M Capital Appreciation		M International Equity		M Large Cap Growth

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$6,777	$12,195	$42,345	$38,844	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	6,777	12,195	42,345	38,844	-	-

Realized gains (losses) on investments:

Capital gain distributions received	109,933	40,056	-	-	355,371	113,132

Net realized gain (loss)	9,071	(6,798)	32,561	3,585	14,940	37,493

Realized gains (losses)	119,004	33,258	32,561	3,585	370,311	150,625

Unrealized appreciation (depreciation) during the period	1,075	14,356	330,636	583	(132,041)	104,876

Net increase (decrease) in net assets from operations	126,856	59,809	405,542	43,012	238,270	255,501

Changes from principal transactions:

Purchase payments	12,410	11,074	17,708	41,099	41,609	54,490

Transfers between sub-accounts and the company	3,510	(11,838)	(109,350)	139,430	(29,035)	(55,566)

Transfers on general account policy loans	80	(1,660)	80	(4,828)	100	(4,693)

Withdrawals	3	(46)	3	185	(543)	316

Annual contract fee	(13,210)	(15,324)	(26,240)	(28,015)	(47,727)	(49,935)

Net increase (decrease) in net assets from principal transactions	2,793	(17,794)	(117,799)	147,871	(35,596)	(55,388)

Total increase (decrease) in net assets	129,649	42,015	287,743	190,883	202,674	200,113

Net assets at beginning of period	617,732	575,717	1,320,452	1,129,569	1,216,071	1,015,958

Net assets at end of period	$747,381	$617,732	$1,608,195	$1,320,452	$1,418,745	$1,216,071

	2025	2024	2025	2024	2025	2024

Units, beginning of period	3,164	3,242	28,041	24,936	6,617	6,937

Units issued	416	178	515	3,858	320	482

Units redeemed	(338)	(256)	(2,769)	(753)	(483)	(802)

Units, end of period	3,242	3,164	25,787	28,041	6,454	6,617

See accompanying notes.	36 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	M Large Cap Value		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$25,551	$24,450	$19,724	$16,561	$1,468,672	$1,247,289

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	25,551	24,450	19,724	16,561	1,468,672	1,247,289

Realized gains (losses) on investments:

Capital gain distributions received	90,532	105,232	25,710	2,650	1,851,160	194,205

Net realized gain (loss)	13,975	24,715	(3,345)	(8,244)	(596,058)	(577,179)

Realized gains (losses)	104,507	129,947	22,365	(5,594)	1,255,102	(382,974)

Unrealized appreciation (depreciation) during the period	102,827	58,072	20,867	46,678	1,891,563	3,348,973

Net increase (decrease) in net assets from operations	232,885	212,469	62,956	57,645	4,615,337	4,213,288

Changes from principal transactions:

Purchase payments	20,351	37,310	9,336	7,077	1,692,451	2,356,365

Transfers between sub-accounts and the company	36,245	(50,638)	1,300	1,853	(19,929)	(288,712)

Transfers on general account policy loans	120	(2,994)	(8,616)	(25,120)	(124,608)	(155,045)

Withdrawals	10	30	-	(2)	(1,731,763)	(215,097)

Annual contract fee	(28,438)	(31,913)	(21,666)	(21,343)	(2,435,481)	(2,404,982)

Net increase (decrease) in net assets from principal transactions	28,288	(48,205)	(19,646)	(37,535)	(2,619,330)	(707,471)

Total increase (decrease) in net assets	261,173	164,264	43,310	20,110	1,996,007	3,505,817

Net assets at beginning of period	1,312,381	1,148,117	658,580	638,470	48,895,176	45,389,359

Net assets at end of period	$1,573,554	$1,312,381	$701,890	$658,580	$50,891,183	$48,895,176

	2025	2024	2025	2024	2025	2024

Units, beginning of period	25,961	26,942	18,461	19,572	1,816,466	1,844,258

Units issued	1,502	919	160	142	36,031	62,616

Units redeemed	(929)	(1,900)	(688)	(1,253)	(131,769)	(90,408)

Units, end of period	26,534	25,961	17,933	18,461	1,720,728	1,816,466

See accompanying notes.	37 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$3,208	$2,949	$193,883	$174,166	$39,328	$33,883

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	3,208	2,949	193,883	174,166	39,328	33,883

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	93,507	9,956

Net realized gain (loss)	(1,333)	(1,651)	(118,081)	(75,007)	3,515	(6,232)

Realized gains (losses)	(1,333)	(1,651)	(118,081)	(75,007)	97,022	3,724

Unrealized appreciation (depreciation) during the period	5,546	1,979	357,787	86,783	40,559	141,779

Net increase (decrease) in net assets from operations	7,421	3,277	433,589	185,942	176,909	179,386

Changes from principal transactions:

Purchase payments	-	-	156,830	160,923	29,615	39,915

Transfers between sub-accounts and the company	597	1,234	(11,952)	(16,617)	902	847

Transfers on general account policy loans	-	-	(81,332)	(887)	-	-

Withdrawals	(1)	1	(249,447)	(29,949)	(101,486)	6

Annual contract fee	(10,475)	(9,345)	(337,529)	(329,652)	(54,323)	(53,342)

Net increase (decrease) in net assets from principal transactions	(9,879)	(8,110)	(523,430)	(216,182)	(125,292)	(12,574)

Total increase (decrease) in net assets	(2,458)	(4,833)	(89,841)	(30,240)	51,617	166,812

Net assets at beginning of period	89,482	94,315	5,234,456	5,264,696	1,670,250	1,503,438

Net assets at end of period	$87,024	$89,482	$5,144,615	$5,234,456	$1,721,867	$1,670,250

	2025	2024	2025	2024	2025	2024

Units, beginning of period	3,111	3,397	254,795	265,588	48,503	48,876

Units issued	-	17	4,289	5,361	576	766

Units redeemed	(331)	(303)	(29,149)	(16,154)	(3,957)	(1,139)

Units, end of period	2,780	3,111	229,935	254,795	45,122	48,503

See accompanying notes.	38 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$1,655,768	$1,344,039	$11,476	$10,666	$393,508	$317,458

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	1,655,768	1,344,039	11,476	10,666	393,508	317,458

Realized gains (losses) on investments:

Capital gain distributions received	3,777,299	386,887	7,467	-	245,928	-

Net realized gain (loss)	(555,339)	(1,012,474)	(8,452)	(6,971)	(134,458)	(297,843)

Realized gains (losses)	3,221,960	(625,587)	(985)	(6,971)	111,470	(297,843)

Unrealized appreciation (depreciation) during the period	2,028,769	6,416,267	21,200	26,967	553,540	847,684

Net increase (decrease) in net assets from operations	6,906,497	7,134,719	31,691	30,662	1,058,518	867,299

Changes from principal transactions:

Purchase payments	2,926,209	2,928,623	1,058	1,092	614,099	517,751

Transfers between sub-accounts and the company	(494,839)	(1,007,554)	614	659	(28,628)	(610,932)

Transfers on general account policy loans	106,738	(345,638)	(20,004)	-	14,338	(12,500)

Withdrawals	(1,782,363)	(2,348,499)	1	(5,490)	(175,474)	35,726

Annual contract fee	(2,624,415)	(2,662,042)	(30,769)	(29,746)	(537,062)	(542,609)

Net increase (decrease) in net assets from principal transactions	(1,868,670)	(3,435,110)	(49,100)	(33,485)	(112,727)	(612,564)

Total increase (decrease) in net assets	5,037,827	3,699,609	(17,409)	(2,823)	945,791	254,735

Net assets at beginning of period	64,955,615	61,256,006	386,788	389,611	11,393,807	11,139,072

Net assets at end of period	$69,993,442	$64,955,615	$369,379	$386,788	$12,339,598	$11,393,807

	2025	2024	2025	2024	2025	2024

Units, beginning of period	2,276,674	2,403,927	11,167	12,166	442,068	467,154

Units issued	67,962	68,684	14	17	15,792	15,921

Units redeemed	(132,282)	(195,937)	(1,420)	(1,016)	(19,989)	(41,007)

Units, end of period	2,212,354	2,276,674	9,761	11,167	437,871	442,068

See accompanying notes.	39 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Mid Cap Growth Trust Series I		Mid Cap Growth Trust Series NAV		Mid Cap Index Trust Series I

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$-	$-	$-	$-	$5,007	$4,936

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	-	-	-	-	5,007	4,936

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	2	30,377	16,116

Net realized gain (loss)	(8,157)	(15,091)	(152,360)	(417,035)	(2,492)	(8,929)

Realized gains (losses)	(8,157)	(15,091)	(152,360)	(417,033)	27,885	7,187

Unrealized appreciation (depreciation) during the period	54,626	167,670	434,606	1,344,080	(1,789)	49,927

Net increase (decrease) in net assets from operations	46,469	152,579	282,246	927,047	31,103	62,050

Changes from principal transactions:

Purchase payments	24,748	24,274	191,062	206,344	13,184	8,488

Transfers between sub-accounts and the company	9,974	(4,973)	43,646	(261,188)	5,541	(4,954)

Transfers on general account policy loans	10,527	785	(24,451)	(75,930)	1,085	(74,606)

Withdrawals	2	(5)	(72,164)	(17,312)	(64,230)	(16,035)

Annual contract fee	(26,772)	(27,076)	(136,632)	(137,964)	(24,507)	(25,539)

Net increase (decrease) in net assets from principal transactions	18,479	(6,995)	1,461	(286,050)	(68,927)	(112,646)

Total increase (decrease) in net assets	64,948	145,584	283,707	640,997	(37,824)	(50,596)

Net assets at beginning of period	752,336	606,752	4,358,676	3,717,679	471,301	521,897

Net assets at end of period	$817,284	$752,336	$4,642,383	$4,358,676	$433,477	$471,301

	2025	2024	2025	2024	2025	2024

Units, beginning of period	7,576	7,646	20,064	21,415	4,643	5,829

Units issued	364	266	1,332	1,238	650	81

Units redeemed	(184)	(336)	(1,267)	(2,589)	(1,301)	(1,267)

Units, end of period	7,756	7,576	20,129	20,064	3,992	4,643

See accompanying notes.	40 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Mid Cap Index Trust Series NAV		Mid Value Trust Series I		Mid Value Trust Series NAV

	2025	2024	2025	2024	2025	2024

Income:

Dividend distributions received	$66,321	$57,754	$4,118	$1,181	$20,348	$6,407

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	66,321	57,754	4,118	1,181	20,348	6,407

Realized gains (losses) on investments:

Capital gain distributions received	387,928	181,353	63,577	17,452	302,517	84,617

Net realized gain (loss)	(23,400)	(14,135)	(328)	(6,046)	(3,391)	(5,168)

Realized gains (losses)	364,528	167,218	63,249	11,406	299,126	79,449

Unrealized appreciation (depreciation) during the period	(65,453)	431,816	(46,174)	40,921	(220,947)	150,298

Net increase (decrease) in net assets from operations	365,396	656,788	21,193	53,508	98,527	236,154

Changes from principal transactions:

Purchase payments	197,202	210,651	3,856	1,710	66,087	69,856

Transfers between sub-accounts and the company	163,254	(121,933)	21,836	(18,404)	58,538	13,006

Transfers on general account policy loans	(2,973)	25,491	(1,551)	(49,285)	(10,760)	(5,619)

Withdrawals	(314,141)	(78,930)	(4,409)	(3,117)	(93,812)	(40,938)

Annual contract fee	(171,869)	(180,659)	(8,930)	(8,596)	(41,148)	(45,529)

Net increase (decrease) in net assets from principal transactions	(128,527)	(145,380)	10,802	(77,692)	(21,095)	(9,224)

Total increase (decrease) in net assets	236,869	511,408	31,995	(24,184)	77,432	226,930

Net assets at beginning of period	5,380,138	4,868,730	336,297	360,481	1,672,643	1,445,713

Net assets at end of period	$5,617,007	$5,380,138	$368,292	$336,297	$1,750,075	$1,672,643

	2025	2024	2025	2024	2025	2024

Units, beginning of period	80,424	82,584	5,065	6,312	16,314	16,409

Units issued	5,755	4,142	394	26	1,310	1,359

Units redeemed	(7,726)	(6,302)	(218)	(1,273)	(1,501)	(1,454)

Units, end of period	78,453	80,424	5,241	5,065	16,123	16,314

See accompanying notes.	41 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Money Market Trust Series I				Money Market Trust Series NAV				Opportunistic Fixed Income Trust Series I

	2025		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$82,590		$101,324		$184,644		$246,092		$7,398		$4,116

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		82,590		101,324		184,644		246,092		7,398		4,116

Realized gains (losses) on investments:

Capital gain distributions received		-		-		-		-		-		-

Net realized gain (loss)		-		-		-		-		(1,581)		(2,748)

Realized gains (losses)		-		-		-		-		(1,581)		(2,748)

Unrealized appreciation (depreciation) during the period		-		-		-		-		5,363		(1,782)

Net increase (decrease) in net assets from operations		82,590		101,324		184,644		246,092		11,180		(414)

Changes from principal transactions:

Purchase payments		31,591		16,281		220,266		299,841		1,208		1,208

Transfers between sub-accounts and the company		1,486		3,340		(677,559)		464,317		703		5,671

Transfers on general account policy loans		(6)		(20)		43		32,798		(6,441)		(19,613)

Withdrawals		(20)		(16,838)		(737,868)		(230,059)		(1)		(1,791)

Annual contract fee		(89,309)		(87,781)		(248,094)		(259,858)		(4,069)		(3,744)

Net increase (decrease) in net assets from principal transactions		(56,258)		(85,018)		(1,443,212)		307,039		(8,600)		(18,269)

Total increase (decrease) in net assets		26,332		16,306		(1,258,568)		553,131		2,580		(18,683)

Net assets at beginning of period		2,086,911		2,070,605		5,623,619		5,070,488		121,896		140,579

Net assets at end of period		$2,113,243		$2,086,911		$4,365,051		$5,623,619		$124,476		$121,896

		2025		2024		2025		2024		2025		2024

Units, beginning of period		133,255		138,802		481,187		455,680		4,686		5,387

Units issued		1,447		819		18,646		168,739		109		238

Units redeemed		(4,978)		(6,366)		(141,101)		(143,232)		(425)		(939)

Units, end of period		129,724		133,255		358,732		481,187		4,370		4,686

See accompanying notes.	42 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$	$	$	$	$	$
	Opportunistic Fixed Income Trust Series NAV		Real Estate Securities Trust Series I		Real Estate Securities Trust Series NAV
	2025	2024	2025	2024	2025	2024
Income:

Dividend distributions received	$111,957	$55,520	$3,525	$3,885	$47,260	$57,265

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	111,957	55,520	3,525	3,885	47,260	57,265

Realized gains (losses) on investments:

Capital gain distributions received	-	1	-	-	-	5

Net realized gain (loss)	(11,980)	(14,854)	743	839	23,236	23,698

Realized gains (losses)	(11,980)	(14,853)	743	839	23,236	23,703

Unrealized appreciation (depreciation) during the period	59,531	(44,146)	(3,133)	13,475	(58,899)	186,725

Net increase (decrease) in net assets from operations	159,508	(3,479)	1,135	18,199	11,597	267,693

Changes from principal transactions:

Purchase payments	50,389	54,457	7,838	7,686	79,665	87,794

Transfers between sub-accounts and the company	45,907	90,030	529	(412)	(46,793)	(81,658)

Transfers on general account policy loans	58	31,199	(1)	(7,895)	(6,084)	(13,759)

Withdrawals	(37,932)	(26,614)	1	(1,317)	(210,046)	(31,345)

Annual contract fee	(38,810)	(39,294)	(7,627)	(7,411)	(55,870)	(61,541)

Net increase (decrease) in net assets from principal transactions	19,612	109,778	740	(9,349)	(239,128)	(100,509)

Total increase (decrease) in net assets	179,120	106,299	1,875	8,850	(227,531)	167,184

Net assets at beginning of period	1,679,309	1,573,010	185,994	177,144	2,694,131	2,526,947

Net assets at end of period	$1,858,429	$1,679,309	$187,869	$185,994	$2,466,600	$2,694,131

	2025	2024	2025	2024	2025	2024

Units, beginning of period	44,964	42,003	2,054	2,166	10,687	11,106

Units issued	2,492	5,559	86	87	616	658

Units redeemed	(2,056)	(2,598)	(78)	(199)	(1,579)	(1,077)

Units, end of period	45,400	44,964	2,062	2,054	9,724	10,687

See accompanying notes.	43 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Science & Technology Trust Series I				Science & Technology Trust Series NAV				Select Bond Trust Series I

	2025		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$-		$-		$(1)		$-		$1,077		$888

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		-		-		(1)		-		1,077		888

Realized gains (losses) on investments:

Capital gain distributions received		135,111		-		1,796,446		3		-		-

Net realized gain (loss)		(27,598)		(58,364)		8,247		(392,376)		(98)		(102)

Realized gains (losses)		107,513		(58,364)		1,804,693		(392,373)		(98)		(102)

Unrealized appreciation (depreciation) during the period		35,580		240,454		250,271		3,067,440		862		(347)

Net increase (decrease) in net assets from operations		143,093		182,090		2,054,963		2,675,067		1,841		439

Changes from principal transactions:

Purchase payments		23,134		15,725		243,591		263,578		698		883

Transfers between sub-accounts and the company		(11,497)		(3,176)		107,944		(98,975)		-		-

Transfers on general account policy loans		5,771		(77,144)		(236,942)		(1,169,208)		-		(1)

Withdrawals		15		(12,766)		(171,857)		(285,142)		(1)		-

Annual contract fee		(42,360)		(39,119)		(318,494)		(309,969)		(692)		(669)

Net increase (decrease) in net assets from principal transactions		(24,937)		(116,480)		(375,758)		(1,599,716)		5		213

Total increase (decrease) in net assets		118,156		65,610		1,679,205		1,075,351		1,846		652

Net assets at beginning of period		615,371		549,761		8,491,059		7,415,708		24,785		24,133

Net assets at end of period		$733,527		$615,371		$10,170,264		$8,491,059		$26,631		$24,785

		2025		2024		2025		2024		2025		2024

Units, beginning of period		7,280		8,968		59,902		72,182		1,914		1,898

Units issued		205		140		2,886		2,513		50		67

Units redeemed		(464)		(1,828)		(4,755)		(14,793)		(50)		(51)

Units, end of period		7,021		7,280		58,033		59,902		1,914		1,914

See accompanying notes.	44 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Select Bond Trust Series NAV				Short Term Government Income Trust Series I				Short Term Government Income Trust Series NAV

	2025		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$63,212		$52,478		$1,666		$1,039		$15,142		$7,487

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		63,212		52,478		1,666		1,039		15,142		7,487

Realized gains (losses) on investments:

Capital gain distributions received		-		1		-		-		-		(1)

Net realized gain (loss)		(16,909)		(11,610)		2,390		(1,283)		(4,387)		(3,602)

Realized gains (losses)		(16,909)		(11,609)		2,390		(1,283)		(4,387)		(3,603)

Unrealized appreciation (depreciation) during the period		61,761		(13,578)		1,736		3,541		30,356		19,219

Net increase (decrease) in net assets from operations		108,064		27,291		5,792		3,297		41,111		23,103

Changes from principal transactions:

Purchase payments		46,047		46,466		6,818		6,040		21,901		29,804

Transfers between sub-accounts and the company		30,786		98,306		688		1,386		4,228		4,144

Transfers on general account policy loans		(25,584)		14,391		-		-		316		(1,887)

Withdrawals		(20,697)		(5,334)		(25,245)		(2,524)		(43,410)		(3,784)

Annual contract fee		(50,168)		(49,435)		(17,460)		(14,927)		(34,748)		(36,557)

Net increase (decrease) in net assets from principal transactions		(19,616)		104,394		(35,199)		(10,025)		(51,713)		(8,280)

Total increase (decrease) in net assets		88,448		131,685		(29,407)		(6,728)		(10,602)		14,823

Net assets at beginning of period		1,462,706		1,331,021		120,436		127,164		841,211		826,388

Net assets at end of period		$1,551,153		$1,462,706		$91,029		$120,436		$830,609		$841,211

		2025		2024		2025		2024		2025		2024

Units, beginning of period		112,259		104,075		10,502		11,384		72,819		73,537

Units issued		6,233		14,103		2,295		484		2,356		3,594

Units redeemed		(7,775)		(5,919)		(5,247)		(1,366)		(6,759)		(4,312)

Units, end of period		110,717		112,259		7,550		10,502		68,416		72,819

See accompanying notes.	45 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Small Cap Core Trust Series I				Small Cap Core Trust Series NAV				Small Cap Index Trust Series I

	2025 (a)		2024		2025 (b)		2024		2025		2024

Income:

Dividend distributions received		$307		$205		$31,795		$19,611		$1,933		$871

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		307		205		31,795		19,611		1,933		871

Realized gains (losses) on investments:

Capital gain distributions received		2,597		1,586		258,701		143,301		9,158		4,289

Net realized gain (loss)		(588)		(411)		(33,706)		(40,794)		5,113		(1,319)

Realized gains (losses)		2,009		1,175		224,995		102,507		14,271		2,970

Unrealized appreciation (depreciation) during the period		(2,348)		283		(244,475)		27,423		5,937		16,004

Net increase (decrease) in net assets from operations		(32)		1,663		12,315		149,541		22,141		19,845

Changes from principal transactions:

Purchase payments		-		-		83,927		87,119		1,138		1,532

Transfers between sub-accounts and the company		20		20		141,456		37,180		(204)		(156)

Transfers on general account policy loans		-		-		(1,601)		(1,874)		(1,168)		(20,086)

Withdrawals		1		(1)		(17,458)		(20,357)		(42,859)		(10,038)

Annual contract fee		(1,485)		(1,515)		(60,059)		(69,960)		(6,811)		(6,761)

Net increase (decrease) in net assets from principal transactions		(1,464)		(1,496)		146,265		32,108		(49,904)		(35,509)

Total increase (decrease) in net assets		(1,496)		167		158,580		181,649		(27,763)		(15,664)

Net assets at beginning of period		28,881		28,714		2,635,357		2,453,708		192,457		208,121

Net assets at end of period		$27,385		$28,881		$2,793,937		$2,635,357		$164,694		$192,457

		2025		2024		2025		2024		2025		2024

Units, beginning of period		662		697		21,377		21,099		2,891		3,466

Units issued		-		-		1,973		1,235		435		29

Units redeemed		(35)		(35)		(711)		(957)		(1,122)		(604)

Units, end of period		627		662		22,639		21,377		2,204		2,891

		(a) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series I.

		(b) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series NAV.

See accompanying notes.	46 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Small Cap Index Trust Series NAV				Small Cap Opportunities Trust Series I				Small Cap Opportunities Trust Series NAV

	2025		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$52,223		$20,196		$2,015		$1,041		$27,117		$14,970

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		52,223		20,196		2,015		1,041		27,117		14,970

Realized gains (losses) on investments:

Capital gain distributions received		239,149		91,281		16,542		10,980		213,359		146,621

Net realized gain (loss)		(20,464)		(725)		(1,549)		(1,804)		(1,839)		8,870

Realized gains (losses)		218,685		90,556		14,993		9,176		211,520		155,491

Unrealized appreciation (depreciation) during the period		200,278		312,910		1,028		5,369		(1,504)		41,166

Net increase (decrease) in net assets from operations		471,186		423,662		18,036		15,586		237,133		211,627

Changes from principal transactions:

Purchase payments		122,702		132,586		7,864		7,757		44,177		46,086

Transfers between sub-accounts and the company		37,232		(116,981)		10		11		27,012		45,459

Transfers on general account policy loans		4,231		31,690		301		(2,682)		(19,877)		(10,660)

Withdrawals		(178,910)		(112,445)		(1)		-		(2,483)		(108,254)

Annual contract fee		(124,235)		(128,016)		(7,506)		(7,024)		(40,839)		(43,847)

Net increase (decrease) in net assets from principal transactions		(138,980)		(193,166)		668		(1,938)		7,990		(71,216)

Total increase (decrease) in net assets		332,206		230,496		18,704		13,648		245,123		140,411

Net assets at beginning of period		4,023,051		3,792,555		194,491		180,843		2,508,549		2,368,138

Net assets at end of period		$4,355,257		$4,023,051		$213,195		$194,491		$2,753,672		$2,508,549

		2025		2024		2025		2024		2025		2024

Units, beginning of period		75,423		78,828		2,181		2,202		56,820		58,276

Units issued		3,633		3,911		85		86		2,096		2,561

Units redeemed		(6,424)		(7,316)		(77)		(107)		(1,810)		(4,017)

Units, end of period		72,632		75,423		2,189		2,181		57,106		56,820

See accompanying notes.	47 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Small Cap Stock Trust Series I				Small Cap Stock Trust Series NAV				Small Company Value Trust Series I

	2025		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$107		$-		$3,016		$-		$520		$533

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		107		-		3,016		-		520		533

Realized gains (losses) on investments:

Capital gain distributions received		-		-		-		(4)		9,654		3,749

Net realized gain (loss)		(797)		(1,265)		(53,725)		(117,934)		17		379

Realized gains (losses)		(797)		(1,265)		(53,725)		(117,938)		9,671		4,128

Unrealized appreciation (depreciation) during the period		18,688		15,001		384,765		391,796		(2,883)		4,992

Net increase (decrease) in net assets from operations		17,998		13,736		334,056		273,858		7,308		9,653

Changes from principal transactions:

Purchase payments		3,253		3,253		102,230		135,763		3,656		3,489

Transfers between sub-accounts and the company		8,096		(492)		29,833		(16,758)		1,497		(1,440)

Transfers on general account policy loans		-		-		(28,057)		(29,986)		5,945		2,727

Withdrawals		1		-		(34,708)		(61,760)		1		(6,940)

Annual contract fee		(3,246)		(3,178)		(82,561)		(88,932)		(4,901)		(4,514)

Net increase (decrease) in net assets from principal transactions		8,104		(417)		(13,263)		(61,673)		6,198		(6,678)

Total increase (decrease) in net assets		26,102		13,319		320,793		212,185		13,506		2,975

Net assets at beginning of period		129,890		116,571		2,625,032		2,412,847		97,560		94,585

Net assets at end of period		$155,992		$129,890		$2,945,825		$2,625,032		$111,066		$97,560

		2025		2024		2025		2024		2025		2024

Units, beginning of period		2,224		2,229		37,732		38,688		1,178		1,259

Units issued		186		53		1,584		2,674		112		66

Units redeemed		(39)		(58)		(1,743)		(3,630)		(38)		(147)

Units, end of period		2,371		2,224		37,573		37,732		1,252		1,178

See accompanying notes.	48 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Small Company Value Trust Series NAV				Strategic Income Opportunities Trust Series I				Strategic Income Opportunities Trust Series NAV

	2025		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$7,728		$7,764		$19,018		$6,380		$267,191		$85,153

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		7,728		7,764		19,018		6,380		267,191		85,153

Realized gains (losses) on investments:

Capital gain distributions received		132,201		50,813		-		-		-		(3)

Net realized gain (loss)		(20,786)		(31,758)		(2,761)		(1,677)		(4,689)		(8,530)

Realized gains (losses)		111,415		19,055		(2,761)		(1,677)		(4,689)		(8,533)

Unrealized appreciation (depreciation) during the period		(18,663)		99,963		1,555		2,354		(30,647)		19,462

Net increase (decrease) in net assets from operations		100,480		126,782		17,812		7,057		231,855		96,082

Changes from principal transactions:

Purchase payments		41,067		42,323		7,474		8,738		100,884		100,629

Transfers between sub-accounts and the company		55,393		22,107		2,983		10,172		70,573		77,658

Transfers on general account policy loans		497		(2,264)		5,752		(4,326)		(4,786)		(13,338)

Withdrawals		(12,290)		(5,616)		(13,875)		1		(23,646)		(31,708)

Annual contract fee		(33,220)		(34,628)		(11,570)		(12,086)		(71,374)		(72,588)

Net increase (decrease) in net assets from principal transactions		51,447		21,922		(9,236)		2,499		71,651		60,653

Total increase (decrease) in net assets		151,927		148,704		8,576		9,556		303,506		156,735

Net assets at beginning of period		1,335,860		1,187,156		239,317		229,761		3,081,945		2,925,210

Net assets at end of period		$1,487,787		$1,335,860		$247,893		$239,317		$3,385,451		$3,081,945

		2025		2024		2025		2024		2025		2024

Units, beginning of period		28,082		27,532		7,178		7,105		123,954		121,371

Units issued		2,229		2,014		835		624		8,224		8,584

Units redeemed		(1,111)		(1,464)		(1,098)		(551)		(5,523)		(6,001)

Units, end of period		29,200		28,082		6,915		7,178		126,655		123,954

See accompanying notes.	49 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	TOPS Aggressive Growth ETF Portfolio - Class 2				TOPS Balanced ETF Portfolio - Class 2				TOPS Conservative ETF Portfolio - Class 2

	2025		2024		2025		2024		2025 (e)		2024

Income:

Dividend distributions received		$22,681		$34,306		$630		$177		$428		$-

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		22,681		34,306		630		177		428		-

Realized gains (losses) on investments:

Capital gain distributions received		27,583		23,762		348		41		116		-

Net realized gain (loss)		259,279		2,528		23		3		11		-

Realized gains (losses)		286,862		26,290		371		44		127		-

Unrealized appreciation (depreciation) during the period		203,011		126,886		1,844		382		571		-

Net increase (decrease) in net assets from operations		512,554		187,482		2,845		603		1,126		-

Changes from principal transactions:

Purchase payments		39,014		61,425		1,715		188		1,481		-

Transfers between sub-accounts and the company		18,839		2,616,607		18,244		8,116		16,371		-

Transfers on general account policy loans		(1,500,000)		-		-		-		-		-

Withdrawals		(4,374)		(1,083)		2		-		(1)		-

Annual contract fee		(34,900)		(38,919)		(1,224)		(76)		(1,021)		-

Net increase (decrease) in net assets from principal transactions		(1,481,421)		2,638,030		18,737		8,228		16,830		-

Total increase (decrease) in net assets		(968,867)		2,825,512		21,582		8,831		17,956		-

Net assets at beginning of period		2,967,032		141,520		8,831		-		-		-

Net assets at end of period		$1,998,165		$2,967,032		$30,413		$8,831		$17,956		$-

		2025		2024		2025		2024		2025		2024

Units, beginning of period		136,138		7,272		574		-		-		-

Units issued		2,342		130,685		1,201		579		1,154		-

Units redeemed		(61,325)		(1,819)		(25)		(5)		(19)		-

Units, end of period		77,155		136,138		1,750		574		1,135		-

		(e) Sub-account available in prior year but no activity.

See accompanying notes.	50 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	TOPS Growth ETF Portfolio - Class 2				TOPS Moderate Growth ETF Portfolio - Class 2				Total Bond Market Series Trust NAV

	2025		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$585		$303		$2,563		$2,368		$76,064		$59,118

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		585		303		2,563		2,368		76,064		59,118

Realized gains (losses) on investments:

Capital gain distributions received		729		43		2,372		1,816		-		-

Net realized gain (loss)		53		10		2,162		723		(22,693)		(10,435)

Realized gains (losses)		782		53		4,534		2,539		(22,693)		(10,435)

Unrealized appreciation (depreciation) during the period		5,061		1,930		11,739		6,068		81,249		(25,103)

Net increase (decrease) in net assets from operations		6,428		2,286		18,836		10,975		134,620		23,580

Changes from principal transactions:

Purchase payments		2,907		968		1,184		-		58,225		54,661

Transfers between sub-accounts and the company		15,381		11,953		15,021		(3,828)		63,421		201,884

Transfers on general account policy loans		-		-		-		-		4,990		(3,358)

Withdrawals		1		(3)		(19,137)		1		(41,932)		(11,754)

Annual contract fee		(1,251)		(162)		(2,858)		(5,982)		(70,257)		(69,047)

Net increase (decrease) in net assets from principal transactions		17,038		12,756		(5,790)		(9,809)		14,447		172,386

Total increase (decrease) in net assets		23,466		15,042		13,046		1,166		149,067		195,966

Net assets at beginning of period		23,122		8,080		129,567		128,401		1,968,829		1,772,863

Net assets at end of period		$46,588		$23,122		$142,613		$129,567		$2,117,896		$1,968,829

		2025		2024		2025		2024		2025		2024

Units, beginning of period		1,095		424		8,009		8,638		74,719		68,051

Units issued		798		679		924		-		7,086		9,169

Units redeemed		(23)		(8)		(1,276)		(629)		(6,624)		(2,501)

Units, end of period		1,870		1,095		7,657		8,009		75,181		74,719

See accompanying notes.	51 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	Total Stock Market Index Trust Series I				Total Stock Market Index Trust Series NAV				U.S. Growth Trust - Series I

	2025		2024		2025		2024		2025 (c)		2024

Income:

Dividend distributions received		$2,384		$1,155		$137,417		$71,635		$-		$-

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		2,384		1,155		137,417		71,635		-		-

Realized gains (losses) on investments:

Capital gain distributions received		5,422		9,475		297,953		542,571		127,541		54,497

Net realized gain (loss)		4,096		7,916		85,992		364,140		11,945		9,673

Realized gains (losses)		9,518		17,391		383,945		906,711		139,486		64,170

Unrealized appreciation (depreciation) during the period		32,664		33,592		1,791,396		1,816,244		90,848		203,923

Net increase (decrease) in net assets from operations		44,566		52,138		2,312,758		2,794,590		230,334		268,093

Changes from principal transactions:

Purchase payments		16,105		3,216		202,142		227,807		31,950		19,515

Transfers between sub-accounts and the company		(2,219)		(3,506)		200,657		(111,814)		(4,115)		(5,856)

Transfers on general account policy loans		(5)		(41,484)		9,524		(36,223)		6		-

Withdrawals		(1)		(4,928)		(2,592)		(715,815)		(9)		(13,188)

Annual contract fee		(15,171)		(15,296)		(264,120)		(271,783)		(49,049)		(49,334)

Net increase (decrease) in net assets from principal transactions		(1,291)		(61,998)		145,611		(907,828)		(21,217)		(48,863)

Total increase (decrease) in net assets		43,275		(9,860)		2,458,369		1,886,762		209,117		219,230

Net assets at beginning of period		249,470		259,330		13,784,209		11,897,447		1,106,879		887,649

Net assets at end of period		$292,745		$249,470		$16,242,578		$13,784,209		$1,315,996		$1,106,879

		2025		2024		2025		2024		2025		2024

Units, beginning of period		3,396		4,358		56,042		59,750		10,007		10,497

Units issued		236		32		1,593		866		270		143

Units redeemed		(216)		(994)		(1,038)		(4,574)		(412)		(633)

Units, end of period		3,416		3,396		56,597		56,042		9,865		10,007

		(c) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series I.

See accompanying notes.	52 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	$		$		$		$		$		$
	U.S. Growth Trust - Series NAV				Ultra Short Term Bond Trust Series I				Ultra Short Term Bond Trust Series NAV

	2025 (d)		2024		2025		2024		2025		2024

Income:

Dividend distributions received		$-		$-		$25,458		$8,418		$42,050		$20,326

Expenses:

Mortality and expense risk and administrative charges		-		-		-		-		-		-

Net investment income (loss)		-		-		25,458		8,418		42,050		20,326

Realized gains (losses) on investments:

Capital gain distributions received		445,459		212,132		-		-		-		-

Net realized gain (loss)		59,139		(273,695)		(42)		(646)		12,459		(208)

Realized gains (losses)		504,598		(61,563)		(42)		(646)		12,459		(208)

Unrealized appreciation (depreciation) during the period		303,875		1,213,151		(2,997)		18,346		(14,189)		34,109

Net increase (decrease) in net assets from operations		808,473		1,151,588		22,419		26,118		40,320		54,227

Changes from principal transactions:

Purchase payments		131,474		115,569		-		-		14,741		25,795

Transfers between sub-accounts and the company		107,299		(216,333)		-		-		(1,938)		673,780

Transfers on general account policy loans		(137,344)		(1,080,114)		-		-		2,589		100

Withdrawals		(85,336)		(49,188)		-		-		(443,429)		(3,721)

Annual contract fee		(125,738)		(121,950)		(30,991)		(29,920)		(22,820)		(20,880)

Net increase (decrease) in net assets from principal transactions		(109,645)		(1,352,016)		(30,991)		(29,920)		(450,857)		675,074

Total increase (decrease) in net assets		698,828		(200,428)		(8,572)		(3,802)		(410,537)		729,301

Net assets at beginning of period		3,849,500		4,049,928		536,409		540,211		1,290,598		561,297

Net assets at end of period		$4,548,328		$3,849,500		$527,837		$536,409		$880,061		$1,290,598

		2025		2024		2025		2024		2025		2024

Units, beginning of period		35,272		48,509		45,901		48,522		109,569		50,044

Units issued		2,631		1,242		-		-		4,831		62,186

Units redeemed		(3,385)		(14,479)		(2,594)		(2,621)		(42,785)		(2,661)

Units, end of period		34,518		35,272		43,307		45,901		71,615		109,569

		(d) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series NAV.

See accompanying notes.	53 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

December 31, 2025

1. Organization

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B (the “Account”) is a separate account established by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 87 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 9 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation (““MFC””), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Capital Appreciation Trust Series I	U.S. Growth Trust - Series I	05/01/2025
Capital Appreciation Trust Series NAV	U.S. Growth Trust - Series NAV	05/01/2025
Small Cap Value Trust Series I	Small Cap Core Trust Series I	04/28/2025
Small Cap Value Trust Series NAV	Small Cap Core Trust Series NAV	04/28/2025

54 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2025.

55 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Internal Revenue Service completed the audit of the Company’s consolidated federal tax return for tax years 2014-2015 and 2016-2018. The Company’s consolidated federal tax return for the years 2019- 2022 are currently under examination by the Internal Revenue Service. The years from 2022 on are also open for examination by the Internal Revenue Service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2025, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company neccesary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

56 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2025. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2025:

	Level 1	Level 2	Level 3	Total

Mutual Funds
Affiliated	$470,397,661	-	-	470,397,661
NonAffiliated	$7,583,610	-	-	7,583,610

Total	$477,981,271	-	-	477,981,271

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2025.

57 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2025 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$3,164,004	$2,443,935
Active Bond Trust Series I	44,881	15,808
Active Bond Trust Series NAV	276,482	119,287
American Asset Allocation Trust Series I	1,594,014	672,585
American Global Growth Trust Series I	276,937	237,875
American Growth Trust Series I	1,405,551	1,288,878
American Growth-Income Trust Series I	1,122,418	514,949
American International Trust Series I	377,380	466,180
Blue Chip Growth Trust Series I	326,883	217,099
Blue Chip Growth Trust Series NAV	3,733,707	1,883,004
Capital Appreciation Value Trust Series I	33,219	1,615
Capital Appreciation Value Trust Series NAV	2,396,013	610,462
Core Bond Trust Series I	35,913	36,356
Core Bond Trust Series NAV	411,417	269,783
Disciplined Value Emerging Markets Value Trust Series I	1,313	14,680
Disciplined Value Emerging Markets Value Trust Series NAV	227,437	284,691
Disciplined Value International Trust Series I	59,461	36,966
Disciplined Value International Trust Series NAV	450,190	236,859
Equity Income Trust Series I	204,573	100,768
Equity Income Trust Series NAV	1,832,751	423,163
Financial Industries Trust Series I	13,968	4,029
Financial Industries Trust Series NAV	358,875	153,406
Fundamental All Cap Core Trust Series I	168	175
Fundamental All Cap Core Trust Series NAV	348,580	165,244
Fundamental Large Cap Value Trust Series I	266,490	35,306
Fundamental Large Cap Value Trust Series NAV	1,008,130	196,066
Global Equity Trust Series I	15,339	4,305
Global Equity Trust Series NAV	352,788	98,165
Health Sciences Trust Series I	38,664	11,083
Health Sciences Trust Series NAV	753,100	318,181
High Yield Trust Series I	42,683	11,362
High Yield Trust Series NAV	397,288	82,761
International Equity Index Series I	11,946	16,672
International Equity Index Series NAV	490,218	484,967
International Small Company Trust Series I	2,737	3,015
International Small Company Trust Series NAV	189,905	204,736
Investment Quality Bond Trust Series I	16,081	4,885
Investment Quality Bond Trust Series NAV	255,394	121,786
Lifestyle Balanced Portfolio Series NAV	830,669	441,813
Lifestyle Conservative Portfolio Series NAV	21,731	12,612
Lifestyle Growth Portfolio Series NAV	4,132,289	1,719,934
Lifestyle Moderate Portfolio Series NAV	229,878	112,374
M Capital Appreciation	192,250	72,756
M International Equity	69,734	145,192
M Large Cap Growth	415,420	95,649
M Large Cap Value	194,142	49,778
Managed Volatility Balanced Portfolio Series I	51,360	25,572
Managed Volatility Balanced Portfolio Series NAV	4,326,669	3,626,140
Managed Volatility Conservative Portfolio Series I	3,208	9,877

58 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Managed Volatility Conservative Portfolio Series NAV	$285,912	$615,462
Managed Volatility Growth Portfolio Series I	152,994	145,451
Managed Volatility Growth Portfolio Series NAV	7,438,118	3,873,703
Managed Volatility Moderate Portfolio Series I	19,443	49,601
Managed Volatility Moderate Portfolio Series NAV	1,063,226	536,514
Mid Cap Growth Trust Series I	37,041	18,563
Mid Cap Growth Trust Series NAV	286,929	285,458
Mid Cap Index Trust Series I	104,002	137,546
Mid Cap Index Trust Series NAV	840,944	515,219
Mid Value Trust Series I	93,009	14,514
Mid Value Trust Series NAV	455,377	153,607
Money Market Trust Series I	105,943	79,610
Money Market Trust Series NAV	406,847	1,665,414
Opportunistic Fixed Income Trust Series I	10,509	11,711
Opportunistic Fixed Income Trust Series NAV	211,600	80,046
Real Estate Securities Trust Series I	11,302	7,038
Real Estate Securities Trust Series NAV	201,274	393,133
Science & Technology Trust Series I	153,025	42,850
Science & Technology Trust Series NAV	2,162,424	741,640
Select Bond Trust Series I	1,756	674
Select Bond Trust Series NAV	147,847	104,247
Short Term Government Income Trust Series I	29,083	62,616
Short Term Government Income Trust Series NAV	43,206	79,788
Small Cap Core Trust Series I	2,904	1,465
Small Cap Core Trust Series NAV	521,918	85,152
Small Cap Index Trust Series I	43,096	81,908
Small Cap Index Trust Series NAV	487,724	335,322
Small Cap Opportunities Trust Series I	26,062	6,835
Small Cap Opportunities Trust Series NAV	329,755	81,283
Small Cap Stock Trust Series I	10,723	2,513
Small Cap Stock Trust Series NAV	112,606	122,852
Small Company Value Trust Series I	19,557	3,185
Small Company Value Trust Series NAV	243,923	52,550
Strategic Income Opportunities Trust Series I	48,512	38,730
Strategic Income Opportunities Trust Series NAV	481,241	142,395
TOPS Aggressive Growth ETF Portfolio - Class 2	106,778	1,537,934
TOPS Balanced ETF Portfolio - Class 2	20,112	397
TOPS Conservative ETF Portfolio - Class 2	17,660	285
TOPS Growth ETF Portfolio - Class 2	18,892	540
TOPS Moderate Growth ETF Portfolio - Class 2	20,452	21,306
Total Bond Market Series Trust NAV	270,288	179,778
Total Stock Market Index Trust Series I	23,364	16,847
Total Stock Market Index Trust Series NAV	848,779	267,803
U.S. Growth Trust - Series I	155,152	48,828
U.S. Growth Trust - Series NAV	751,844	416,045
Ultra Short Term Bond Trust Series I	25,458	30,991
Ultra Short Term Bond Trust Series NAV	100,544	509,374

59 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2025	375	$ 167.66 to $ 104.83	$ 62,140	0.00 % to 0.00%	1.12%	17.57 % to 17.57%
	2024	381	142.61 to 89.16	53,603	0.00 to 0.00	1.12	24.67 to 24.67
	2023	387	114.39 to 71.52	43,588	0.00 to 0.00	1.29	25.95 to 25.95
	2022	403	90.82 to 56.78	36,018	0.00 to 0.00	1.27	-18.31 to -18.31
	2021	443	111.18 to 69.51	48,472	0.00 to 0.00	1.42	28.36 to 28.36

Active Bond Trust Series I(*)	2025	19	28.25 to 28.25	529	0.00 to 0.00	4.51	7.39 to 7.39
	2024	18	26.31 to 26.31	487	0.00 to 0.00	3.82	2.25 to 2.25
	2023	18	25.73 to 25.73	460	0.00 to 0.00	3.56	6.43 to 6.43
	2022	18	24.18 to 24.18	427	0.00 to 0.00	3.45	-13.85 to -13.85
	2021	18	28.06 to 28.06	494	0.00 to 0.00	3.29	-0.57 to -0.57

Active Bond Trust Series NAV(*)	2025	21	92.58 to 92.58	1,904	0.00 to 0.00	4.61	7.56 to 7.56
	2024	20	86.08 to 86.08	1,699	0.00 to 0.00	3.84	2.16 to 2.16
	2023	18	84.26 to 84.26	1,479	0.00 to 0.00	3.88	6.48 to 6.48
	2022	23	79.13 to 79.13	1,823	0.00 to 0.00	3.49	-13.78 to -13.78
	2021	24	91.78 to 91.78	2,186	0.00 to 0.00	3.33	-0.42 to -0.42

American Asset Allocation Trust Series I(*)	2025	327	37.66 to 37.66	12,307	0.00 to 0.00	2.28	15.39 to 15.39
	2024	333	32.64 to 32.64	10,872	0.00 to 0.00	1.81	16.02 to 16.02
	2023	331	28.13 to 28.13	9,305	0.00 to 0.00	1.95	13.89 to 13.89
	2022	331	24.70 to 24.70	8,168	0.00 to 0.00	2.41	-13.76 to -13.76
	2021	326	28.64 to 28.64	9,344	0.00 to 0.00	1.64	14.71 to 14.71

American Global Growth Trust Series I(*)	2025	38	47.49 to 47.49	1,812	0.00 to 0.00	1.09	21.17 to 21.17
	2024	41	39.19 to 39.19	1,605	0.00 to 0.00	1.18	13.19 to 13.19
	2023	40	34.62 to 34.62	1,387	0.00 to 0.00	0.49	22.12 to 22.12
	2022	41	28.35 to 28.35	1,176	0.00 to 0.00	0.56	-25.05 to -25.05
	2021	39	37.83 to 37.83	1,464	0.00 to 0.00	0.00	16.00 to 16.00

American Growth Trust Series I(*)	2025	96	170.66 to 113.36	11,529	0.00 to 0.00	0.62	19.81 to 19.81
	2024	103	142.45 to 94.62	10,327	0.00 to 0.00	0.00	31.09 to 31.09
	2023	109	108.66 to 72.18	8,339	0.00 to 0.00	0.08	37.99 to 37.99
	2022	108	78.75 to 52.31	6,026	0.00 to 0.00	1.48	-30.20 to -30.20
	2021	108	112.82 to 74.94	8,675	0.00 to 0.00	0.41	21.55 to 21.55

American Growth-Income Trust Series I(*)	2025	98	106.95 to 71.65	7,733	0.00 to 0.00	1.43	17.65 to 17.65
	2024	102	90.91 to 60.90	6,787	0.00 to 0.00	0.83	23.71 to 23.71
	2023	108	73.48 to 49.23	5,769	0.00 to 0.00	1.10	25.68 to 25.68
	2022	103	58.47 to 39.17	4,432	0.00 to 0.00	2.26	-16.78 to -16.78
	2021	102	70.25 to 47.07	5,290	0.00 to 0.00	0.76	23.61 to 23.61

American International Trust Series I(*)	2025	124	57.96 to 32.92	4,236	0.00 to 0.00	0.91	26.14 to 26.13
	2024	129	45.95 to 26.10	3,479	0.00 to 0.00	0.78	2.79 to 2.79
	2023	128	44.70 to 25.39	3,378	0.00 to 0.00	1.01	15.39 to 15.39
	2022	131	38.74 to 22.01	2,992	0.00 to 0.00	2.23	-21.11 to -21.11
	2021	128	49.11 to 27.89	3,696	0.00 to 0.00	2.03	-1.81 to -1.81

Blue Chip Growth Trust Series I(*)	2025	15	112.42 to 112.42	1,711	0.00 to 0.00	0.00	18.52 to 18.52
	2024	16	94.86 to 94.86	1,556	0.00 to 0.00	0.00	35.65 to 35.65
	2023	18	69.93 to 69.93	1,258	0.00 to 0.00	0.00	49.56 to 49.56
	2022	21	46.76 to 46.76	972	0.00 to 0.00	0.00	-38.09 to -38.09
	2021	21	75.52 to 75.52	1,601	0.00 to 0.00	0.00	16.87 to 16.87

Blue Chip Growth Trust Series NAV(*)	2025	40	580.05 to 580.05	23,026	0.00 to 0.00	0.00	18.57 to 18.57
	2024	42	489.20 to 489.20	20,622	0.00 to 0.00	0.00	35.73 to 35.73
	2023	58	360.42 to 360.42	21,003	0.00 to 0.00	0.00	49.59 to 49.59
	2022	61	240.95 to 240.95	14,624	0.00 to 0.00	0.00	-38.05 to -38.05
	2021	58	388.92 to 388.92	22,388	0.00 to 0.00	0.00	16.92 to 16.92

Capital Appreciation Value Trust Series I(*)	2025	5	51.79 to 51.79	276	0.00 to 0.00	2.04	11.61 to 11.61
	2024	5	46.40 to 46.40	248	0.00 to 0.00	0.83	12.33 to 12.33
	2023	5	41.31 to 41.31	214	0.00 to 0.00	1.75	18.18 to 18.18
	2022	5	34.95 to 34.95	178	0.00 to 0.00	1.16	-11.86 to -11.86

Capital Appreciation Value Trust Series NAV(*)	2025	324	52.18 to 52.18	16,888	0.00 to 0.00	2.09	11.62 to 11.62
	2024	328	46.74 to 46.74	15,332	0.00 to 0.00	0.87	12.43 to 12.43
	2023	343	41.58 to 41.58	14,277	0.00 to 0.00	1.82	18.32 to 18.32
	2022	327	35.14 to 35.14	11,477	0.00 to 0.00	1.01	-11.87 to -11.87
	2021	325	39.87 to 39.87	12,948	0.00 to 0.00	0.83	18.16 to 18.16

Core Bond Trust Series I(*)	2025	16	24.53 to 24.53	385	0.00 to 0.00	4.17	6.94 to 6.94
	2024	16	22.93 to 22.93	376	0.00 to 0.00	3.59	1.48 to 1.48
	2023	19	22.60 to 22.60	439	0.00 to 0.00	2.99	5.80 to 5.80
	2022	20	21.36 to 21.36	435	0.00 to 0.00	2.15	-13.67 to -13.67
	2021	22	24.74 to 24.74	536	0.00 to 0.00	1.79	-1.96 to -1.96

Core Bond Trust Series NAV(*)	2025	223	19.81 to 19.81	4,426	0.00 to 0.00	4.34	7.03 to 7.03

60 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Core Bond Trust Series NAV(*)	2024	226	$ 18.51 to $ 18.51	$ 4,181	0.00 % to 0.00%	3.84%	1.54 % to 1.54%
	2023	211	18.23 to 18.23	3,853	0.00 to 0.00	3.32	5.89 to 5.89
	2022	218	17.21 to 17.21	3,747	0.00 to 0.00	2.08	-13.62 to -13.62
	2021	254	19.93 to 19.93	5,056	0.00 to 0.00	1.92	-1.98 to -1.98

Disciplined Value Emerging Markets Value Trust Series I(*)	2025	4	25.81 to 25.81	112	0.00 to 0.00	1.23	31.88 to 31.88
	2024	5	19.57 to 19.57	97	0.00 to 0.00	4.12	-2.48 to -2.48
	2023	5	20.07 to 20.07	93	0.00 to 0.00	1.60	15.18 to 15.18
	2022	5	17.42 to 17.42	83	0.00 to 0.00	3.62	-11.67 to -11.67
	2021	5	19.73 to 19.73	96	0.00 to 0.00	2.31	11.18 to 11.18

Disciplined Value Emerging Markets Value Trust Series NAV(*)	2025	128	20.84 to 20.84	2,669	0.00 to 0.00	1.29	32.00 to 32.00
	2024	133	15.79 to 15.79	2,103	0.00 to 0.00	4.26	-2.44 to -2.44
	2023	127	16.18 to 16.18	2,048	0.00 to 0.00	1.69	15.16 to 15.16
	2022	125	14.05 to 14.05	1,759	0.00 to 0.00	3.79	-11.64 to -11.64
	2021	123	15.90 to 15.90	1,963	0.00 to 0.00	2.62	11.25 to 11.25

Disciplined Value International Trust Series I(*)	2025	10	51.88 to 51.88	538	0.00 to 0.00	1.78	40.91 to 40.91
	2024	11	36.82 to 36.82	401	0.00 to 0.00	0.31	-0.39 to -0.39
	2023	11	36.96 to 36.96	413	0.00 to 0.00	1.87	19.97 to 19.97
	2022	12	30.81 to 30.81	359	0.00 to 0.00	3.60	-4.77 to -4.77
	2021	12	32.35 to 32.35	387	0.00 to 0.00	2.56	13.06 to 13.06

Disciplined Value International Trust Series NAV(*)	2025	122	33.64 to 33.64	4,095	0.00 to 0.00	1.85	41.02 to 41.02
	2024	126	23.86 to 23.86	3,016	0.00 to 0.00	0.35	-0.35 to -0.35
	2023	125	23.94 to 23.94	3,004	0.00 to 0.00	2.04	20.05 to 20.05
	2022	116	19.94 to 19.94	2,310	0.00 to 0.00	3.73	-4.75 to -4.75
	2021	118	20.94 to 20.94	2,474	0.00 to 0.00	2.72	13.15 to 13.15

Equity Income Trust Series I(*)	2025	12	70.04 to 70.04	852	0.00 to 0.00	2.44	14.39 to 14.39
	2024	13	61.23 to 61.23	791	0.00 to 0.00	1.63	11.68 to 11.68
	2023	14	54.83 to 54.83	793	0.00 to 0.00	1.90	9.39 to 9.39
	2022	16	50.12 to 50.12	790	0.00 to 0.00	1.76	-3.40 to -3.40
	2021	17	51.89 to 51.89	879	0.00 to 0.00	1.95	25.41 to 25.41

Equity Income Trust Series NAV(*)	2025	69	116.30 to 116.30	8,026	0.00 to 0.00	2.59	14.42 to 14.42
	2024	69	101.64 to 101.64	7,051	0.00 to 0.00	1.72	11.67 to 11.67
	2023	71	91.02 to 91.02	6,485	0.00 to 0.00	1.98	9.52 to 9.52
	2022	75	83.11 to 83.11	6,240	0.00 to 0.00	1.84	-3.38 to -3.38
	2021	79	86.02 to 86.02	6,782	0.00 to 0.00	2.06	25.49 to 25.49

Financial Industries Trust Series I(*)	2025	3	62.70 to 62.70	186	0.00 to 0.00	1.19	12.00 to 12.00
	2024	3	55.98 to 55.98	167	0.00 to 0.00	0.98	30.23 to 30.23
	2023	4	42.99 to 42.99	166	0.00 to 0.00	1.76	5.22 to 5.22
	2022	4	40.86 to 40.86	160	0.00 to 0.00	2.34	-13.67 to -13.67
	2021	4	47.32 to 47.32	189	0.00 to 0.00	0.85	29.70 to 29.70

Financial Industries Trust Series NAV(*)	2025	24	75.91 to 75.91	1,821	0.00 to 0.00	1.31	12.11 to 12.11
	2024	22	67.71 to 67.71	1,520	0.00 to 0.00	1.12	30.36 to 30.36
	2023	21	51.94 to 51.94	1,101	0.00 to 0.00	1.79	5.20 to 5.20
	2022	22	49.37 to 49.37	1,073	0.00 to 0.00	2.39	-13.61 to -13.61
	2021	24	57.15 to 57.15	1,358	0.00 to 0.00	0.93	29.70 to 29.70

Fundamental All Cap Core Trust Series I(*)	2025	0	137.45 to 137.45	0	0.00 to 0.00	0.17	4.78 to 4.78
	2024	0	131.18 to 131.18	0	0.00 to 0.00	0.12	24.16 to 24.16
	2023	0	105.66 to 105.66	0	0.00 to 0.00	0.10	35.41 to 35.41
	2022	0	78.03 to 78.03	1	0.00 to 0.00	0.17	-24.29 to -24.29
	2021	0	103.06 to 103.06	2	0.00 to 0.00	0.08	30.63 to 30.63

Fundamental All Cap Core Trust Series NAV(*)	2025	27	82.09 to 82.09	2,182	0.00 to 0.00	0.43	4.84 to 4.84
	2024	27	78.30 to 78.30	2,136	0.00 to 0.00	0.14	24.24 to 24.24
	2023	27	63.02 to 63.02	1,727	0.00 to 0.00	0.42	35.44 to 35.44
	2022	27	46.53 to 46.53	1,261	0.00 to 0.00	0.28	-24.26 to -24.26
	2021	27	61.44 to 61.44	1,686	0.00 to 0.00	0.16	30.68 to 30.68

Fundamental Large Cap Value Trust Series I(*)	2025	18	91.72 to 91.72	1,677	0.00 to 0.00	1.09	15.94 to 15.94
	2024	18	79.11 to 79.11	1,433	0.00 to 0.00	0.32	16.99 to 16.99
	2023	18	67.62 to 67.62	1,242	0.00 to 0.00	1.03	23.45 to 23.45
	2022	19	54.78 to 54.78	1,063	0.00 to 0.00	1.08	-7.95 to -7.95
	2021	20	59.51 to 59.51	1,178	0.00 to 0.00	0.77	29.96 to 29.96

Fundamental Large Cap Value Trust Series NAV(*)	2025	95	64.93 to 64.93	6,198	0.00 to 0.00	1.13	16.01 to 16.01
	2024	95	55.97 to 55.97	5,338	0.00 to 0.00	0.36	17.02 to 17.02
	2023	98	47.83 to 47.83	4,710	0.00 to 0.00	1.12	23.49 to 23.49
	2022	96	38.73 to 38.73	3,719	0.00 to 0.00	1.11	-7.86 to -7.86
	2021	102	42.04 to 42.04	4,268	0.00 to 0.00	0.83	30.00 to 30.00

Global Equity Trust Series I(*)	2025	3	39.41 to 39.41	122	0.00 to 0.00	1.25	18.13 to 18.13
	2024	3	33.36 to 33.36	106	0.00 to 0.00	1.17	10.48 to 10.48
	2023	3	30.19 to 30.19	100	0.00 to 0.00	0.95	20.09 to 20.09
	2022	3	25.14 to 25.14	88	0.00 to 0.00	2.72	-14.84 to -14.84
	2021	4	29.52 to 29.52	107	0.00 to 0.00	0.00	21.30 to 21.30

Global Equity Trust Series NAV(*)	2025	66	36.19 to 36.19	2,389	0.00 to 0.00	1.31	18.20 to 18.20

61 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Global Equity Trust Series NAV(*)	2024	67	$ 30.62 to $ 30.62	$ 2,043	0.00 % to 0.00%	1.22%	10.53 % to 10.53%
	2023	67	27.70 to 27.70	1,862	0.00 to 0.00	0.90	20.17 to 20.17
	2022	59	23.05 to 23.05	1,371	0.00 to 0.00	2.77	-14.81 to -14.81
	2021	60	27.06 to 27.06	1,615	0.00 to 0.00	0.00	21.32 to 21.32

Health Sciences Trust Series I(*)	2025	1	179.12 to 179.12	267	0.00 to 0.00	0.00	19.49 to 19.49
	2024	2	149.90 to 149.90	229	0.00 to 0.00	0.00	1.78 to 1.78
	2023	2	147.28 to 147.28	231	0.00 to 0.00	0.00	4.25 to 4.25
	2022	2	141.28 to 141.28	294	0.00 to 0.00	0.00	-13.09 to -13.09
	2021	2	162.55 to 162.55	355	0.00 to 0.00	0.00	11.19 to 11.19

Health Sciences Trust Series NAV(*)	2025	34	140.36 to 140.36	4,785	0.00 to 0.00	0.00	19.53 to 19.53
	2024	35	117.42 to 117.42	4,132	0.00 to 0.00	0.00	1.86 to 1.86
	2023	36	115.29 to 115.29	4,094	0.00 to 0.00	0.00	4.26 to 4.26
	2022	36	110.57 to 110.57	4,023	0.00 to 0.00	0.00	-13.02 to -13.02
	2021	39	127.12 to 127.12	5,006	0.00 to 0.00	0.00	11.23 to 11.23

High Yield Trust Series I(*)	2025	10	36.89 to 36.89	377	0.00 to 0.00	7.54	7.45 to 7.45
	2024	10	34.33 to 34.33	347	0.00 to 0.00	6.96	8.94 to 8.94
	2023	11	31.51 to 31.51	341	0.00 to 0.00	2.70	13.05 to 13.05
	2022	11	27.87 to 27.87	299	0.00 to 0.00	6.09	-13.25 to -13.25
	2021	11	32.13 to 32.13	343	0.00 to 0.00	5.06	5.82 to 5.82

High Yield Trust Series NAV(*)	2025	107	35.14 to 35.14	3,747	0.00 to 0.00	7.77	7.45 to 7.45
	2024	106	32.70 to 32.70	3,453	0.00 to 0.00	7.31	9.19 to 9.19
	2023	101	29.95 to 29.95	3,038	0.00 to 0.00	2.90	12.87 to 12.87
	2022	103	26.53 to 26.53	2,734	0.00 to 0.00	7.00	-13.07 to -13.07
	2021	99	30.52 to 30.52	3,015	0.00 to 0.00	5.11	5.78 to 5.78

International Equity Index Series I(*)	2025	11	24.16 to 24.16	274	0.00 to 0.00	2.24	32.50 to 32.50
	2024	12	18.23 to 18.23	215	0.00 to 0.00	1.62	4.91 to 4.91
	2023	13	17.38 to 17.38	221	0.00 to 0.00	2.42	15.36 to 15.36
	2022	14	15.06 to 15.06	205	0.00 to 0.00	2.83	-16.25 to -16.25
	2021	14	17.99 to 17.99	251	0.00 to 0.00	2.55	7.60 to 7.60

International Equity Index Series NAV(*)	2025	107	95.25 to 95.25	10,220	0.00 to 0.00	2.32	32.57 to 32.57
	2024	110	71.85 to 71.85	7,885	0.00 to 0.00	1.66	4.90 to 4.90
	2023	107	68.49 to 68.49	7,298	0.00 to 0.00	2.53	15.42 to 15.42
	2022	105	59.34 to 59.34	6,208	0.00 to 0.00	2.92	-16.16 to -16.16
	2021	105	70.78 to 70.78	7,421	0.00 to 0.00	2.73	7.59 to 7.59

International Small Company Trust Series I(*)	2025	1	31.96 to 31.96	25	0.00 to 0.00	2.19	34.98 to 34.98
	2024	1	23.68 to 23.68	20	0.00 to 0.00	2.53	3.06 to 3.06
	2023	1	22.97 to 22.97	23	0.00 to 0.00	1.88	13.45 to 13.45
	2022	1	20.25 to 20.25	24	0.00 to 0.00	1.88	-18.17 to -18.17
	2021	1	24.75 to 24.75	31	0.00 to 0.00	1.25	13.72 to 13.72

International Small Company Trust Series NAV(*)	2025	64	32.22 to 32.22	2,057	0.00 to 0.00	2.24	35.00 to 35.00
	2024	69	23.87 to 23.87	1,642	0.00 to 0.00	2.80	3.11 to 3.11
	2023	68	23.15 to 23.15	1,583	0.00 to 0.00	2.13	13.59 to 13.59
	2022	75	20.38 to 20.38	1,522	0.00 to 0.00	2.01	-18.17 to -18.17
	2021	75	24.90 to 24.90	1,875	0.00 to 0.00	1.32	13.77 to 13.77

Investment Quality Bond Trust Series I(*)	2025	7	28.91 to 28.91	190	0.00 to 0.00	4.56	6.97 to 6.97
	2024	6	27.03 to 27.03	174	0.00 to 0.00	3.46	2.00 to 2.00
	2023	6	26.50 to 26.50	168	0.00 to 0.00	1.55	6.49 to 6.49
	2022	6	24.89 to 24.89	160	0.00 to 0.00	3.27	-14.88 to -14.88
	2021	6	29.23 to 29.23	184	0.00 to 0.00	2.09	-1.26 to -1.26

Investment Quality Bond Trust Series NAV(*)	2025	79	20.14 to 20.14	1,592	0.00 to 0.00	4.65	6.94 to 6.94
	2024	76	18.83 to 18.83	1,428	0.00 to 0.00	3.45	2.05 to 2.05
	2023	68	18.45 to 18.45	1,253	0.00 to 0.00	1.63	6.56 to 6.56
	2022	62	17.32 to 17.32	1,066	0.00 to 0.00	4.55	-14.88 to -14.88
	2021	33	20.34 to 20.34	670	0.00 to 0.00	2.16	-1.21 to -1.21

Lifestyle Balanced Portfolio Series NAV(*)	2025	288	21.24 to 21.24	6,117	0.00 to 0.00	3.23	14.06 to 14.06
	2024	294	18.62 to 18.62	5,470	0.00 to 0.00	2.85	8.67 to 8.67
	2023	251	17.14 to 17.14	4,307	0.00 to 0.00	2.40	13.72 to 13.72
	2022	256	15.07 to 15.07	3,857	0.00 to 0.00	2.67	-15.35 to -15.35
	2021	257	17.80 to 17.80	4,574	0.00 to 0.00	2.72	9.51 to 9.51

Lifestyle Conservative Portfolio Series NAV(*)	2025	15	16.01 to 16.01	238	0.00 to 0.00	3.95	10.08 to 10.08
	2024	15	14.54 to 14.54	216	0.00 to 0.00	3.24	4.49 to 4.49
	2023	15	13.92 to 13.92	205	0.00 to 0.00	2.86	9.18 to 9.18
	2022	15	12.75 to 12.75	192	0.00 to 0.00	2.91	-14.52 to -14.52
	2021	15	14.92 to 14.92	227	0.00 to 0.00	2.98	2.94 to 2.94

Lifestyle Growth Portfolio Series NAV(*)	2025	1,349	25.48 to 25.48	34,369	0.00 to 0.00	2.77	16.84 to 16.84

62 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Lifestyle Growth Portfolio Series NAV(*)	2024	1,390	$ 21.81 to $ 21.81	$ 30,329	0.00 % to 0.00%	2.20%	11.37 % to 11.37%
	2023	1,492	19.58 to 19.58	29,214	0.00 to 0.00	2.11	16.97 to 16.97
	2022	1,504	16.74 to 16.74	25,174	0.00 to 0.00	2.49	-15.99 to -15.99
	2021	1,543	19.93 to 19.93	30,759	0.00 to 0.00	2.48	14.13 to 14.13

Lifestyle Moderate Portfolio Series NAV(*)	2025	124	19.33 to 19.33	2,406	0.00 to 0.00	3.46	12.69 to 12.69
	2024	126	17.15 to 17.15	2,159	0.00 to 0.00	2.83	7.19 to 7.19
	2023	126	16.00 to 16.00	2,017	0.00 to 0.00	2.56	12.20 to 12.20
	2022	127	14.26 to 14.26	1,811	0.00 to 0.00	2.74	-15.08 to -15.08
	2021	116	16.79 to 16.79	1,948	0.00 to 0.00	2.81	7.23 to 7.23

M Capital Appreciation	2025	3	230.50 to 230.50	747	0.00 to 0.00	0.99	18.06 to 18.06
	2024	3	195.25 to 195.25	618	0.00 to 0.00	2.01	9.94 to 9.94
	2023	3	177.59 to 177.59	576	0.00 to 0.00	0.37	23.56 to 23.56
	2022	4	143.73 to 143.73	596	0.00 to 0.00	0.00	-18.14 to -18.14
	2021	5	175.57 to 175.57	792	0.00 to 0.00	0.00	17.74 to 17.74

M International Equity	2025	26	62.37 to 62.37	1,608	0.00 to 0.00	2.93	32.44 to 32.44
	2024	28	47.09 to 47.09	1,320	0.00 to 0.00	3.14	3.96 to 3.96
	2023	25	45.30 to 45.30	1,130	0.00 to 0.00	2.78	16.01 to 16.01
	2022	28	39.05 to 39.05	1,084	0.00 to 0.00	2.95	-14.16 to -14.16
	2021	24	45.49 to 45.49	1,106	0.00 to 0.00	2.52	11.05 to 11.05

M Large Cap Growth	2025	6	219.83 to 219.83	1,419	0.00 to 0.00	0.00	19.61 to 19.61
	2024	7	183.79 to 183.79	1,216	0.00 to 0.00	0.00	25.50 to 25.50
	2023	7	146.44 to 146.44	1,016	0.00 to 0.00	0.00	32.04 to 32.04
	2022	9	110.91 to 110.91	1,026	0.00 to 0.00	0.00	-25.41 to -25.41
	2021	8	148.69 to 148.69	1,207	0.00 to 0.00	0.00	21.50 to 21.50

M Large Cap Value	2025	27	59.30 to 59.30	1,574	0.00 to 0.00	1.79	17.31 to 17.31
	2024	26	50.55 to 50.55	1,312	0.00 to 0.00	1.93	18.63 to 18.63
	2023	27	42.61 to 42.61	1,148	0.00 to 0.00	2.01	7.61 to 7.61
	2022	30	39.60 to 39.60	1,175	0.00 to 0.00	1.93	-1.45 to -1.45
	2021	35	40.18 to 40.18	1,403	0.00 to 0.00	1.61	30.01 to 30.01

Managed Volatility Balanced Portfolio Series I(*)	2025	18	39.14 to 39.14	702	0.00 to 0.00	2.93	9.72 to 9.72
	2024	18	35.67 to 35.67	659	0.00 to 0.00	2.54	9.36 to 9.36
	2023	20	32.62 to 32.62	638	0.00 to 0.00	2.42	11.99 to 11.99
	2022	20	29.13 to 29.13	591	0.00 to 0.00	2.36	-15.08 to -15.08
	2021	27	34.30 to 34.30	923	0.00 to 0.00	2.52	9.76 to 9.76

Managed Volatility Balanced Portfolio Series NAV(*)	2025	1,721	29.57 to 29.57	50,891	0.00 to 0.00	3.00	9.87 to 9.87
	2024	1,816	26.92 to 26.92	48,895	0.00 to 0.00	2.62	9.37 to 9.37
	2023	1,844	24.61 to 24.61	45,389	0.00 to 0.00	2.44	12.00 to 12.00
	2022	1,941	21.97 to 21.97	42,654	0.00 to 0.00	2.59	-14.98 to -14.98
	2021	1,909	25.85 to 25.85	49,330	0.00 to 0.00	2.61	9.88 to 9.88

Managed Volatility Conservative Portfolio Series I(*)	2025	3	31.31 to 31.31	87	0.00 to 0.00	3.65	8.84 to 8.84
	2024	3	28.77 to 28.77	89	0.00 to 0.00	3.20	3.60 to 3.60
	2023	3	27.77 to 27.77	94	0.00 to 0.00	3.82	5.47 to 5.47
	2022	3	26.33 to 26.33	69	0.00 to 0.00	2.72	-14.80 to -14.80
	2021	3	30.90 to 30.90	87	0.00 to 0.00	3.04	3.48 to 3.48

Managed Volatility Conservative Portfolio Series NAV(*)	2025	230	22.37 to 22.37	5,145	0.00 to 0.00	3.77	8.91 to 8.91
	2024	255	20.54 to 20.54	5,234	0.00 to 0.00	3.33	3.64 to 3.64
	2023	266	19.82 to 19.82	5,265	0.00 to 0.00	2.89	5.50 to 5.50
	2022	312	18.79 to 18.79	5,855	0.00 to 0.00	2.77	-14.72 to -14.72
	2021	361	22.03 to 22.03	7,960	0.00 to 0.00	3.07	3.52 to 3.52

Managed Volatility Growth Portfolio Series I(*)	2025	45	38.16 to 38.16	1,722	0.00 to 0.00	2.33	10.81 to 10.81
	2024	49	34.44 to 34.44	1,670	0.00 to 0.00	2.10	11.95 to 11.95
	2023	49	30.76 to 30.76	1,503	0.00 to 0.00	1.92	13.69 to 13.69
	2022	55	27.06 to 27.06	1,475	0.00 to 0.00	1.97	-14.86 to -14.86
	2021	84	31.78 to 31.78	2,671	0.00 to 0.00	2.52	12.82 to 12.82

Managed Volatility Growth Portfolio Series NAV(*)	2025	2,212	31.64 to 31.64	69,993	0.00 to 0.00	2.50	10.89 to 10.89
	2024	2,277	28.53 to 28.53	64,956	0.00 to 0.00	2.10	11.97 to 11.97
	2023	2,404	25.48 to 25.48	61,256	0.00 to 0.00	2.09	13.81 to 13.81
	2022	2,454	22.39 to 22.39	54,940	0.00 to 0.00	2.39	-14.79 to -14.79
	2021	2,455	26.28 to 26.28	64,520	0.00 to 0.00	2.46	12.86 to 12.86

Managed Volatility Moderate Portfolio Series I(*)	2025	10	37.84 to 37.84	369	0.00 to 0.00	3.10	9.25 to 9.25
	2024	11	34.64 to 34.64	387	0.00 to 0.00	2.72	8.16 to 8.16
	2023	12	32.02 to 32.02	390	0.00 to 0.00	2.51	10.64 to 10.64
	2022	14	28.94 to 28.94	417	0.00 to 0.00	2.60	-14.87 to -14.87
	2021	15	34.00 to 34.00	520	0.00 to 0.00	2.72	7.89 to 7.89

Managed Volatility Moderate Portfolio Series NAV(*)	2025	438	28.18 to 28.18	12,340	0.00 to 0.00	3.34	9.34 to 9.34

63 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Moderate Portfolio Series NAV(*)	2024	442	$ 25.77 to $ 25.77	$ 11,394	0.00 % to 0.00%	2.83%	8.09 % to 8.09%
	2023	467	23.85 to 23.85	11,139	0.00 to 0.00	2.46	10.79 to 10.79
	2022	542	21.52 to 21.52	11,673	0.00 to 0.00	2.74	-14.89 to -14.89
	2021	539	25.29 to 25.29	13,626	0.00 to 0.00	2.87	8.02 to 8.02

Mid Cap Growth Trust Series I(*)	2025	8	105.38 to 105.38	817	0.00 to 0.00	0.00	6.11 to 6.11
	2024	8	99.31 to 99.31	752	0.00 to 0.00	0.00	25.15 to 25.15
	2023	8	79.36 to 79.36	607	0.00 to 0.00	0.00	18.71 to 18.71
	2022	8	66.85 to 66.85	526	0.00 to 0.00	0.00	-34.64 to -34.64
	2021	8	102.28 to 102.28	813	0.00 to 0.00	0.00	3.54 to 3.54

Mid Cap Growth Trust Series NAV(*)	2025	20	230.64 to 230.64	4,642	0.00 to 0.00	0.00	6.17 to 6.17
	2024	20	217.24 to 217.24	4,359	0.00 to 0.00	0.00	25.14 to 25.14
	2023	21	173.60 to 173.60	3,718	0.00 to 0.00	0.00	18.87 to 18.87
	2022	19	146.04 to 146.04	2,828	0.00 to 0.00	0.00	-34.61 to -34.61
	2021	18	223.33 to 223.33	3,951	0.00 to 0.00	0.00	3.57 to 3.57

Mid Cap Index Trust Series I(*)	2025	4	108.59 to 108.59	433	0.00 to 0.00	1.09	6.98 to 6.98
	2024	5	101.51 to 101.51	471	0.00 to 0.00	0.99	13.37 to 13.37
	2023	6	89.54 to 89.54	522	0.00 to 0.00	1.04	16.01 to 16.01
	2022	7	77.18 to 77.18	548	0.00 to 0.00	1.11	-13.43 to -13.43
	2021	8	89.16 to 89.16	669	0.00 to 0.00	0.88	24.21 to 24.21

Mid Cap Index Trust Series NAV(*)	2025	78	71.60 to 71.60	5,617	0.00 to 0.00	1.25	7.03 to 7.03
	2024	80	66.90 to 66.90	5,380	0.00 to 0.00	1.10	13.47 to 13.47
	2023	83	58.95 to 58.95	4,869	0.00 to 0.00	1.14	16.01 to 16.01
	2022	84	50.82 to 50.82	4,250	0.00 to 0.00	1.13	-13.39 to -13.39
	2021	93	58.67 to 58.67	5,472	0.00 to 0.00	0.95	24.27 to 24.27

Mid Value Trust Series I(*)	2025	5	70.27 to 70.27	368	0.00 to 0.00	1.20	5.85 to 5.85
	2024	5	66.39 to 66.39	336	0.00 to 0.00	0.34	16.24 to 16.24
	2023	6	57.11 to 57.11	360	0.00 to 0.00	1.15	18.52 to 18.52
	2022	6	48.19 to 48.19	305	0.00 to 0.00	0.86	-4.31 to -4.31
	2021	7	50.36 to 50.36	345	0.00 to 0.00	0.95	24.34 to 24.34

Mid Value Trust Series NAV(*)	2025	16	108.53 to 108.53	1,750	0.00 to 0.00	1.24	5.87 to 5.87
	2024	16	102.51 to 102.51	1,673	0.00 to 0.00	0.40	16.37 to 16.37
	2023	16	88.09 to 88.09	1,446	0.00 to 0.00	1.25	18.65 to 18.65
	2022	18	74.24 to 74.24	1,350	0.00 to 0.00	0.87	-4.30 to -4.30
	2021	22	77.58 to 77.58	1,686	0.00 to 0.00	1.04	24.26 to 24.26

Money Market Trust Series I(*)	2025	130	16.29 to 16.29	2,113	0.00 to 0.00	3.94	4.05 to 4.05
	2024	133	15.66 to 15.66	2,087	0.00 to 0.00	4.86	4.99 to 4.99
	2023	139	14.91 to 14.91	2,071	0.00 to 0.00	4.66	4.76 to 4.76
	2022	141	14.24 to 14.24	2,012	0.00 to 0.00	1.27	1.28 to 1.28
	2021	145	14.06 to 14.06	2,041	0.00 to 0.00	0.00	0.00 to 0.00

Money Market Trust Series NAV(*)	2025	359	12.15 to 12.15	4,365	0.00 to 0.00	4.01	4.05 to 4.05
	2024	481	11.67 to 11.67	5,624	0.00 to 0.00	4.90	5.07 to 5.07
	2023	456	11.11 to 11.11	5,070	0.00 to 0.00	4.69	4.79 to 4.79
	2022	496	10.60 to 10.60	5,266	0.00 to 0.00	1.30	1.34 to 1.34
	2021	342	10.46 to 10.46	3,583	0.00 to 0.00	0.00	0.00 to 0.00

Opportunistic Fixed Income Trust Series I(*)	2025	4	28.49 to 28.49	124	0.00 to 0.00	5.97	9.50 to 9.50
	2024	5	26.01 to 26.01	122	0.00 to 0.00	3.26	-0.32 to -0.32
	2023	5	26.10 to 26.10	141	0.00 to 0.00	2.59	8.23 to 8.23
	2022	6	24.11 to 24.11	142	0.00 to 0.00	2.69	-11.12 to -11.12
	2021	6	27.13 to 27.13	170	0.00 to 0.00	2.69	-2.02 to -2.02

Opportunistic Fixed Income Trust Series NAV(*)	2025	45	40.93 to 40.93	1,858	0.00 to 0.00	6.35	9.60 to 9.60
	2024	45	37.35 to 37.35	1,679	0.00 to 0.00	3.33	-0.27 to -0.27
	2023	42	37.45 to 37.45	1,573	0.00 to 0.00	3.02	8.21 to 8.21
	2022	33	34.61 to 34.61	1,154	0.00 to 0.00	2.81	-10.96 to -10.96
	2021	33	38.87 to 38.87	1,282	0.00 to 0.00	2.93	-2.06 to -2.06

Real Estate Securities Trust Series I(*)	2025	2	91.11 to 91.11	188	0.00 to 0.00	1.91	0.63 to 0.63
	2024	2	90.54 to 90.54	186	0.00 to 0.00	2.15	10.71 to 10.71
	2023	2	81.78 to 81.78	177	0.00 to 0.00	2.26	13.02 to 13.02
	2022	2	72.36 to 72.36	157	0.00 to 0.00	1.10	-28.51 to -28.51
	2021	2	101.22 to 101.22	232	0.00 to 0.00	1.46	46.78 to 46.78

Real Estate Securities Trust Series NAV(*)	2025	10	253.66 to 253.66	2,467	0.00 to 0.00	1.93	0.63 to 0.63
	2024	11	252.08 to 252.08	2,694	0.00 to 0.00	2.19	10.79 to 10.79
	2023	11	227.53 to 227.53	2,527	0.00 to 0.00	2.41	13.06 to 13.06
	2022	10	201.24 to 201.24	1,970	0.00 to 0.00	1.18	-28.45 to -28.45
	2021	10	281.26 to 281.26	2,756	0.00 to 0.00	1.54	46.80 to 46.80

Science & Technology Trust Series I(*)	2025	7	104.47 to 104.47	734	0.00 to 0.00	0.00	23.58 to 23.58

64 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,					For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Science & Technology Trust Series I(*)	2024		7	$ 84.53 to $ 84.53	$ 615	0.00 % to 0.00%	0.00	37.90 % to 37.90%
	2023		9	61.30 to 61.30	550	0.00 to 0.00	0.00	54.68 to 54.68
	2022		10	39.63 to 39.63	399	0.00 to 0.00	0.00	-35.67 to -35.67
	2021		10	61.61 to 61.61	646	0.00 to 0.00	0.00	8.53 to 8.53

Science & Technology Trust Series NAV(*)	2025		58	175.25 to 175.25	10,170	0.00 to 0.00	0.00	23.64 to 23.64
	2024		60	141.75 to 141.75	8,491	0.00 to 0.00	0.00	37.98 to 37.98
	2023		72	102.73 to 102.73	7,416	0.00 to 0.00	0.00	54.73 to 54.73
	2022		73	66.39 to 66.39	4,840	0.00 to 0.00	0.00	-35.64 to -35.64
	2021		75	103.16 to 103.16	7,716	0.00 to 0.00	0.00	8.58 to 8.58

Select Bond Trust Series I(*)	2025		2	13.91 to 13.91	27	0.00 to 0.00	4.20	7.47 to 7.47
	2024		2	12.95 to 12.95	25	0.00 to 0.00	3.64	1.83 to 1.83
	2023		2	12.71 to 12.71	24	0.00 to 0.00	3.18	6.10 to 6.10
	2022		3	11.98 to 11.98	33	0.00 to 0.00	3.02	-14.20 to -14.20
	2021		3	13.97 to 13.97	39	0.00 to 0.00	2.78	-1.19 to -1.19

Select Bond Trust Series NAV(*)	2025		111	14.01 to 14.01	1,551	0.00 to 0.00	4.23	7.52 to 7.52
	2024		112	13.03 to 13.03	1,463	0.00 to 0.00	3.68	1.89 to 1.89
	2023		104	12.79 to 12.79	1,331	0.00 to 0.00	3.30	6.15 to 6.15
	2022		101	12.05 to 12.05	1,215	0.00 to 0.00	3.08	-14.16 to -14.16
	2021		101	14.04 to 14.04	1,419	0.00 to 0.00	2.90	-1.15 to -1.15

Short Term Government Income Trust Series I(*)	2025		8	12.06 to 12.06	91	0.00 to 0.00	1.48	5.15 to 5.15
	2024		11	11.47 to 11.47	120	0.00 to 0.00	0.83	2.66 to 2.66
	2023		11	11.17 to 11.17	127	0.00 to 0.00	1.43	3.92 to 3.92
	2022		12	10.75 to 10.75	134	0.00 to 0.00	1.47	-6.49 to -6.49
	2021		13	11.49 to 11.49	150	0.00 to 0.00	1.78	-1.59 to -1.59

Short Term Government Income Trust Series NAV(*)	2025		68	12.14 to 12.14	831	0.00 to 0.00	1.84	5.10 to 5.10
	2024		73	11.55 to 11.55	841	0.00 to 0.00	0.90	2.80 to 2.80
	2023		74	11.24 to 11.24	826	0.00 to 0.00	1.89	3.87 to 3.87
	2022		62	10.82 to 10.82	669	0.00 to 0.00	1.53	-6.43 to -6.43
	2021		63	11.56 to 11.56	725	0.00 to 0.00	1.84	-1.53 to -1.53

Small Cap Core Trust Series I(*)	2025	(e)	1	43.65 to 43.65	27	0.00 to 0.00	1.13	0.06 to 0.06
	2024		1	43.62 to 43.62	29	0.00 to 0.00	0.71	5.93 to 5.93
	2023		1	41.18 to 41.18	29	0.00 to 0.00	0.39	14.01 to 14.01
	2022		1	36.12 to 36.12	27	0.00 to 0.00	0.87	-10.24 to -10.24
	2021		1	40.24 to 40.24	31	0.00 to 0.00	0.51	26.18 to 26.18

Small Cap Core Trust Series NAV(*)	2025	(f)	23	123.41 to 123.41	2,794	0.00 to 0.00	1.22	0.11 to 0.11
	2024		21	123.28 to 123.28	2,635	0.00 to 0.00	0.77	6.01 to 6.01
	2023		21	116.29 to 116.29	2,454	0.00 to 0.00	0.44	14.07 to 14.07
	2022		21	101.95 to 101.95	2,135	0.00 to 0.00	0.87	-10.25 to -10.25
	2021		24	113.59 to 113.59	2,716	0.00 to 0.00	0.56	26.30 to 26.30

Small Cap Index Trust Series I(*)	2025		2	74.72 to 74.72	165	0.00 to 0.00	1.07	12.25 to 12.25
	2024		3	66.56 to 66.56	192	0.00 to 0.00	0.44	10.84 to 10.84
	2023		3	60.05 to 60.05	208	0.00 to 0.00	1.22	16.50 to 16.50
	2022		4	51.55 to 51.55	187	0.00 to 0.00	1.02	-20.65 to -20.65
	2021		4	64.97 to 64.97	237	0.00 to 0.00	0.57	14.49 to 14.49

Small Cap Index Trust Series NAV(*)	2025		73	59.96 to 59.96	4,355	0.00 to 0.00	1.31	12.42 to 12.42
	2024		75	53.34 to 53.34	4,023	0.00 to 0.00	0.51	10.87 to 10.87
	2023		79	48.11 to 48.11	3,793	0.00 to 0.00	1.30	16.52 to 16.52
	2022		78	41.29 to 41.29	3,237	0.00 to 0.00	1.06	-20.63 to -20.63
	2021		83	52.02 to 52.02	4,333	0.00 to 0.00	0.66	14.59 to 14.59

Small Cap Opportunities Trust Series I(*)	2025		2	97.38 to 97.38	213	0.00 to 0.00	1.03	9.19 to 9.19
	2024		2	89.19 to 89.19	194	0.00 to 0.00	0.55	8.58 to 8.58
	2023		2	82.14 to 82.14	181	0.00 to 0.00	0.41	18.05 to 18.05
	2022		2	69.58 to 69.58	154	0.00 to 0.00	0.51	-10.07 to -10.07
	2021		2	77.37 to 77.37	172	0.00 to 0.00	0.49	31.10 to 31.10

Small Cap Opportunities Trust Series NAV(*)	2025		57	48.22 to 48.22	2,754	0.00 to 0.00	1.07	9.22 to 9.22
	2024		57	44.14 to 44.14	2,509	0.00 to 0.00	0.61	8.64 to 8.64
	2023		58	40.63 to 40.63	2,368	0.00 to 0.00	0.48	18.12 to 18.12
	2022		51	34.40 to 34.40	1,768	0.00 to 0.00	0.56	-10.04 to -10.04
	2021		53	38.24 to 38.24	2,040	0.00 to 0.00	0.56	31.16 to 31.16

Small Cap Stock Trust Series I(*)	2025		2	65.79 to 65.79	156	0.00 to 0.00	0.08	12.66 to 12.66
	2024		2	58.40 to 58.40	130	0.00 to 0.00	0.00	11.64 to 11.64
	2023		2	52.31 to 52.31	117	0.00 to 0.00	0.00	16.11 to 16.11
	2022		2	45.05 to 45.05	90	0.00 to 0.00	0.00	-31.12 to -31.12
	2021		2	65.40 to 65.40	127	0.00 to 0.00	0.00	1.20 to 1.20

Small Cap Stock Trust Series NAV(*)	2025		38	78.41 to 78.41	2,946	0.00 to 0.00	0.11	12.69 to 12.69

65 of 69

JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,					For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Stock Trust Series NAV(*)	2024		38	$ 69.57 to $ 69.57	$ 2,625	0.00 % to 0.00%	0.00	11.55 % to 11.55%
	2023		39	62.37 to 62.37	2,413	0.00 to 0.00	0.00	16.32 to 16.32
	2022		37	53.62 to 53.62	1,983	0.00 to 0.00	0.00	-31.13 to -31.13
	2021		40	77.86 to 77.86	3,083	0.00 to 0.00	0.00	1.27 to 1.27

Small Company Value Trust Series I(*)	2025		1	88.71 to 88.71	111	0.00 to 0.00	0.52	7.12 to 7.12
	2024		1	82.81 to 82.81	98	0.00 to 0.00	0.55	10.20 to 10.20
	2023		1	75.15 to 75.15	95	0.00 to 0.00	0.26	13.49 to 13.49
	2022		1	66.22 to 66.22	92	0.00 to 0.00	0.00	-18.73 to -18.73
	2021		1	81.49 to 81.49	122	0.00 to 0.00	0.30	22.70 to 22.70

Small Company Value Trust Series NAV(*)	2025		29	50.95 to 50.95	1,488	0.00 to 0.00	0.57	7.11 to 7.11
	2024		28	47.57 to 47.57	1,336	0.00 to 0.00	0.61	10.32 to 10.32
	2023		28	43.12 to 43.12	1,187	0.00 to 0.00	0.33	13.52 to 13.52
	2022		32	37.99 to 37.99	1,208	0.00 to 0.00	0.00	-18.70 to -18.70
	2021		24	46.72 to 46.72	1,120	0.00 to 0.00	0.36	22.81 to 22.81

Strategic Income Opportunities Trust Series I(*)	2025		7	35.85 to 35.85	248	0.00 to 0.00	7.75	7.51 to 7.51
	2024		7	33.34 to 33.34	239	0.00 to 0.00	2.75	3.11 to 3.11
	2023		7	32.34 to 32.34	230	0.00 to 0.00	3.79	7.37 to 7.37
	2022		7	30.12 to 30.12	210	0.00 to 0.00	3.46	-10.06 to -10.06
	2021		7	33.49 to 33.49	248	0.00 to 0.00	3.37	0.90 to 0.90

Strategic Income Opportunities Trust Series NAV(*)	2025		127	26.74 to 26.74	3,385	0.00 to 0.00	8.31	7.50 to 7.50
	2024		124	24.87 to 24.87	3,082	0.00 to 0.00	2.80	3.16 to 3.16
	2023		121	24.11 to 24.11	2,925	0.00 to 0.00	3.75	7.54 to 7.54
	2022		104	22.42 to 22.42	2,329	0.00 to 0.00	3.56	-10.05 to -10.05
	2021		104	24.92 to 24.92	2,603	0.00 to 0.00	3.50	0.95 to 0.95

TOPS Aggressive Growth ETF Portfolio - Class 2	2025		77	25.90 to 25.90	1,998	0.00 to 0.00	0.82	18.83 to 18.83
	2024		136	21.79 to 21.79	2,967	0.00 to 0.00	1.49	11.98 to 11.98
	2023		7	19.46 to 19.46	142	0.00 to 0.00	1.13	17.37 to 17.37

TOPS Balanced ETF Portfolio - Class 2	2025		2	17.38 to 17.38	30	0.00 to 0.00	3.00	12.85 to 12.85
	2024	(i)	1	15.40 to 15.40	9	0.00 to 0.00	2.10	6.86 to 6.86

TOPS Conservative ETF Portfolio - Class 2	2025	(i)	1	15.82 to 15.82	18	0.00 to 0.00	4.14	10.15 to 10.15

TOPS Growth ETF Portfolio - Class 2	2025		2	24.91 to 24.91	47	0.00 to 0.00	1.64	17.99 to 17.99
	2024		1	21.12 to 21.12	23	0.00 to 0.00	1.39	10.79 to 10.79
	2023		0	19.06 to 19.06	8	0.00 to 0.00	1.30	16.08 to 16.08
	2022		0	16.42 to 16.42	7	0.00 to 0.00	2.53	-14.70 to -14.70

TOPS Moderate Growth ETF Portfolio - Class 2	2025		8	18.63 to 18.63	143	0.00 to 0.00	1.99	15.13 to 15.13
	2024		8	16.18 to 16.18	130	0.00 to 0.00	1.83	8.84 to 8.84
	2023		9	14.86 to 14.86	128	0.00 to 0.00	2.23	13.48 to 13.48
	2022		6	13.10 to 13.10	78	0.00 to 0.00	0.00	-12.90 to -12.90

Total Bond Market Series Trust NAV(*)	2025		75	28.17 to 28.17	2,118	0.00 to 0.00	3.77	6.91 to 6.91
	2024		75	26.35 to 26.35	1,969	0.00 to 0.00	3.10	1.14 to 1.14
	2023		68	26.05 to 26.05	1,773	0.00 to 0.00	2.77	5.28 to 5.28
	2022		64	24.74 to 24.74	1,592	0.00 to 0.00	2.69	-13.36 to -13.36
	2021		66	28.56 to 28.56	1,879	0.00 to 0.00	2.71	-1.86 to -1.86

Total Stock Market Index Trust Series I(*)	2025		3	85.69 to 85.69	293	0.00 to 0.00	0.89	16.63 to 16.63
	2024		3	73.47 to 73.47	249	0.00 to 0.00	0.46	23.48 to 23.48
	2023		4	59.50 to 59.50	259	0.00 to 0.00	1.06	25.53 to 25.53
	2022		5	47.40 to 47.40	218	0.00 to 0.00	1.05	-20.41 to -20.41
	2021		5	59.56 to 59.56	299	0.00 to 0.00	1.07	24.45 to 24.45

Total Stock Market Index Trust Series NAV(*)	2025		57	286.99 to 286.99	16,243	0.00 to 0.00	0.94	16.68 to 16.68
	2024		56	245.97 to 245.97	13,784	0.00 to 0.00	0.54	23.53 to 23.53
	2023		60	199.12 to 199.12	11,897	0.00 to 0.00	1.14	25.58 to 25.58
	2022		60	158.56 to 158.56	9,494	0.00 to 0.00	1.14	-20.34 to -20.34
	2021		60	199.04 to 199.04	11,918	0.00 to 0.00	1.19	24.51 to 24.51

U.S. Growth Trust - Series I(*)	2025	(g)	10	133.40 to 133.40	1,316	0.00 to 0.00	0.00	20.60 to 20.60
	2024		10	110.61 to 110.61	1,107	0.00 to 0.00	0.00	30.81 to 30.81
	2023		10	84.56 to 84.56	888	0.00 to 0.00	0.00	52.84 to 52.84
	2022		11	55.32 to 55.32	600	0.00 to 0.00	0.00	-37.70 to -37.70
	2021		11	88.80 to 88.80	976	0.00 to 0.00	0.00	15.75 to 15.75

U.S. Growth Trust - Series NAV(*)	2025	(h)	35	131.77 to 131.77	4,548	0.00 to 0.00	0.00	20.76 to 20.76
	2024		35	109.11 to 109.11	3,850	0.00 to 0.00	0.00	30.71 to 30.71
	2023		49	83.48 to 83.48	4,050	0.00 to 0.00	0.00	52.95 to 52.95
	2022		54	54.58 to 54.58	2,949	0.00 to 0.00	0.00	-37.59 to -37.59
	2021		49	87.45 to 87.45	4,250	0.00 to 0.00	0.00	15.76 to 15.76

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Ultra Short Term Bond Trust Series I(*)	2025	43	$ 12.19 to $ 12.19	$ 528	0.00 % to 0.00%	4.78%	4.30 % to 4.30%
	2024	46	11.68 to 11.68	536	0.00 to 0.00	1.56	4.96 to 4.96
	2023	49	11.13 to 11.13	540	0.00 to 0.00	2.81	4.59 to 4.59
	2022	51	10.64 to 10.64	546	0.00 to 0.00	1.45	-0.85 to -0.85
	2021	54	10.73 to 10.73	575	0.00 to 0.00	1.86	-0.46 to -0.46

Ultra Short Term Bond Trust Series NAV(*)	2025	72	12.29 to 12.29	880	0.00 to 0.00	4.42	4.36 to 4.36
	2024	110	11.78 to 11.78	1,291	0.00 to 0.00	1.88	5.02 to 5.02
	2023	50	11.22 to 11.22	561	0.00 to 0.00	2.96	4.74 to 4.74
	2022	56	10.71 to 10.71	598	0.00 to 0.00	1.44	-0.87 to -0.87
	2021	49	10.80 to 10.80	528	0.00 to 0.00	1.95	-0.41 to -0.41

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit value s. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series I.

(f) Renamed on April 28, 2025. Previously known as Small Cap Value Trust Series NAV.

(g) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series I.

(h) Renamed on May 1, 2025. Previously known as Capital Appreciation Trust Series NAV.

(i) Sub-account available in prior year but no activity.

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JOHN HANCOCK LIFE INSURANCE CO OF NEW YORK SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2025

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

10. Operating Segments

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Head of US Insurance. The subaccount represents a single operating segment, as the CODM monitors the operating results of the subaccount and as a whole, the subaccount’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The net increase (decrease) in net assets from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the subaccount’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

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